    As filed with the Securities and Exchange Commission on February 28, 1996
                                                      Registration Nos. 33-22884
                                                                        811-5577


==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

                          Pre-Effective Amendment No.                    / /


                        Post-Effective Amendment No. 18                  /X/


                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/


                                 Amendment No. 20                        /X/


                          ----------------------------

                             The Glenmede Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                            135 East Baltimore Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-442-8299

                             Michael P. Malloy, Esq.
                                    Secretary
                             Drinker Biddle & Reath
                    1100 Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496
                     (Name and Address of Agent for Service)

  It is proposed that this filing will become effective (check appropriate box)


         [X] immediately upon filing pursuant to paragraph (b)


         [ ] on (date) pursuant to paragraph (b)


         [ ] 60 days after filing pursuant to paragraph (a)(i)


         [ ] on (date) pursuant to paragraph (a)(i)

         [ ] 75 days after filing pursuant to paragraph (a)(ii)

         [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

         If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Registrant has previously registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1995 was filed with the Securities and Exchange Commission on November 16, 1995.

==============================================================================

                             THE GLENMEDE FUND, INC.

                      Institutional International Portfolio
                           Emerging Markets Portfolio

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

Form N-1A Item Number                                         Location
---------------------                                         --------

Part A                                                        Prospectus Caption
------                                                        ------------------

1.    Cover Page...........................................   Cover Page

2.    Synopsis.............................................   Expenses of the Portfolios

3.    Condensed Financial Information......................   Financial Highlights; Performance
                                                              Calculations

4.    General Description of Registrant....................   Cover Page; Investment
                                                              Objective and Policies;
                                                              Investment Techniques; Risk Factors;
                                                              Investment Limitations;
                                                              General Information

5.    Management of the Fund...............................   Investment Advisor; Administrative,
                                                              Transfer Agency and Dividend Paying
                                                              Services; Board Members and
                                                              Officers; Purchase of Shares;
                                                              Redemption of Shares;

6.    Capital Stock and Other Securities ..................   Purchase of Shares; Redemption of
                                                              Shares; Dividends, Capital Gains
                                                              Distributions and Taxes;
                                                              General Information

7.    Purchase of Securities Being Offered ................   Valuation of Shares; Purchase of
                                                              Shares; Redemption of Shares

8.    Redemption or Repurchase.............................   Purchase of Shares; Redemption of
                                                              Shares

9.    Pending Legal Proceedings............................   Not Applicable

                             THE GLENMEDE FUND, INC.
              135 East Baltimore Street, Baltimore, Maryland 21202

-------------------------------------------------------------------------------

                                 (800) 442-8299


-------------------------------------------------------------------------------

                         Prospectus - February 27, 1996

INVESTMENT OBJECTIVES

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), is a no-load, open-end management investment company. Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are two of these series of shares (each referenced herein as a "Portfolio") of Glenmede Fund.

Institutional International Portfolio. The objective of the Institutional International Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Institutional International Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The net asset value of this Portfolio will fluctuate.

Emerging Markets Portfolio. The objective of the Emerging Markets Portfolio is to provide long-term growth of capital. The Emerging Markets Portfolio seeks to achieve its objective by investing primarily in equity securities of issuers in countries having emerging markets. The net asset value of this Portfolio will fluctuate.

         Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

         Shares of the Portfolios are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.

-------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

         This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Portfolios has been filed with the Securities and Exchange Commission. The SAI dated February 27, 1996, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1995 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1995 Annual Report may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           EXPENSES OF THE PORTFOLIOS

         The following table illustrates the expenses and fees incurred by the Institutional International and Emerging Markets Portfolios for the fiscal year ended October 31, 1995, restated to reflect new contractual arrangements.

                        SHAREHOLDER TRANSACTION EXPENSES

 Sales Load Imposed on Purchases............................................NONE
 Sales Load Imposed on Reinvested Dividends................................ NONE
 Deferred Sales Load........................................................NONE
 Redemption Fees............................................................NONE
 Exchange Fees..............................................................NONE


                       ANNUAL PORTFOLIO OPERATING EXPENSES
                     (as a percentage of average net assets)
                                          Institutional         Emerging
                                          International         Markets
                                          Portfolio             Portfolio
                                          -------------         ---------
Investment Advisory Fees.............        .75%1               1.25%
                                            -----                ----
Administration Fees..................        .06%                 .06%
                                            -----                ----
Other Expenses.......................        .12%                  .5%
                                            -----                ----


Total Operating Expenses.............        .93%                1.81%
                                            =====                ====
----------------------

        1 The Glenmede Trust Company (the "Advisor") has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of such Portfolio's average net assets.


         The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in a Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolios' expenses see "Investment Advisor," "Administrative, Transfer Agency and Dividend Paying Services" and "Board Members and Officers."

         The following example illustrates the estimated expenses that an investor in each Portfolio would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. As noted in the above table, Glenmede Fund charges no redemption fees of any kind.

                                        1 Year *  3 Years*  5 Years*  10 Years*
                                        --------  --------  --------  ---------


Institutional International Portfolio... $10       $30       $ 53       $120
                                         ---       ---      -----       ----
Emerging Markets Portfolio.............. $19       $58       $103       $233
                                         ---       ---      -----       ----

          *You would pay the same expenses set forth above on the same investment, assuming no redemptions at the end of the period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. THE ABOVE FIGURES ARE ESTIMATES ONLY. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         The table below sets forth financial highlights of the Institutional International and Emerging Markets Portfolios for the respective periods presented. The data presented for the Portfolios is derived from the Portfolios' Financial Statements included in Glenmede Fund's 1995 Annual Report to Shareholders, which Financial Statements and the report thereon of Coopers & Lybrand L.L.P., Glenmede Fund's independent accountants, are incorporated by reference into the SAI. The following information should be read in conjunction with those Financial Statements.

                      Institutional International Portfolio

                                                                  Year Ended      Year Ended      Year Ended    Period Ended
                                                                  October 31     October 31,     October 31,    October 31,
                                                                     1995             1994            1993           1992+
                                                                   ----------      ---------       --------       --------

Net asset value, beginning of year.........................         $12.63           $12.00           $9.42         $10.00
                                                                   -------           ------           -----         ------
Income from investment operations:
  Net investment income#...................................           0.19             0.16            0.15           0.03
  Net realized and unrealized gain/(loss)
   on investments..........................................          (0.13)            1.49            2.88          (0.60)
                                                                                     ------          ------         ------
    Total from investment operations.......................           0.06             1.65            3.03          (0.57)
                                                                                     ------          ------         ------

Less Distributions:
  Distributions from net investment

   income..................................................          (0.18)           (0.13)          (0.14)         (0.01)
  Distributions from net realized
   capital gains...........................................          (0.17)           (0.87)          (0.31)            --
  Distributions in excess of net
   realized gains..........................................             --            (0.02)             --             --
                                                                   -------           ------          ------           ----

    Total Distributions....................................          (0.35)           (1.02)          (0.45)         (0.01)
                                                                                     ------          ------         ------

Net asset value, end of year...............................         $12.34           $12.63          $12.00          $9.42
                                                                                     ======          ======          =====
Total return++.............................................           0.38%           13.85%          32.34%         (5.60)%
                                                                   =======          =======          ======         ======

Ratios to average net assets/Supplemental data:

Net assets, end of year (in 000's).........................        $44,206          $17,076         $12,979         $9,416
Ratio of operating expenses to average
 net assets**..............................................           0.93%            1.00%           1.00%          1.00%*
Ratio of net investment income to average
 net assets................................................           1.78%            1.29%           1.41%          1.28%*
Portfolio turnover rate....................................             25%              39%             34%           10%

----------------

 +      The Portfolio commenced operations on August 1, 1992.
++      Total return represents aggregate total return for the period indicated.
 *      Annualized.
** Annualized expense ratio before waiver of fees and/or expenses reimbursed by the investment advisor for the years ended October 31, 1995, 1994 and 1993 and the period ended October 31, 1992 were .93%, 1.01%, 1.08% and 1.08%, respectively.
 # Net investment income before waiver of fees and/or expenses reimbursed by the investment advisor for the years ended October 31, 1995, 1994 and 1993 and the period ended October 31, 1992 were $0.19, $0.16, $0.14 and $0.03, respectively.

                           Emerging Markets Portfolio

                                                                  Period Ended
                                                               October 31, 1995+
                                                               -----------------
Net asset value, beginning of period.......................         $10.00
                                                                    ------
Income from investment operations:
  Net investment income....................................           0.16
  Net realized and unrealized gain/(loss)
   on investments..........................................          (0.31)
                                                                    ------
    Total from investment operations.......................          (0.15)
                                                                    ------
Less Distributions:
  Distributions from net investment income.................          (0.12)
  Distributions from net realized capital gains............         ------
    Total Distributions....................................          (0.12)
                                                                    ------

Net asset value, end of period.............................         $ 9.73
                                                                    ======
Total return...............................................          (1.96)%*
                                                                    ======
Ratios to average net assets/Supplemental data:

Net assets, end of year (in 000's).........................       $27,297
Ratio of operating expenses to average
 net assets................................................          1.81%*
Ratio of net investment income to average
 net assets................................................          1.87%*
Portfolio turnover rate....................................            50%
-------------------
 +      The Portfolio commenced operations on December 14, 1994.
 *      Annualized.

                            PERFORMANCE CALCULATIONS

         Each Portfolio may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the particular Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in Portfolio shares.

         Each Portfolio may compare its total returns to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Institutional International Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. ("Lipper") and the Morgan Stanley Capital International EAFE Index. Total return of the Emerging Markets Portfolio may be compared to data prepared by Lipper, the Morgan Stanley Capital International Emerging Markets Free Index (also known as the Emerging Markets Index) and the International Financial Corporation Composite Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolios.

         Performance quotations will represent a Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their clients will not be included in a Portfolio's calculations of total return.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objective of each Portfolio is not fundamental and may be changed by the Board members without shareholder approval.

INSTITUTIONAL INTERNATIONAL PORTFOLIO

         The objective of the Institutional International Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Institutional International Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Institutional International Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Institutional International Portfolio will invest an aggregate of at least 65% of its total assets in the securities of companies (other than investment companies) in at least three different countries, other than the United States.

         The securities which the Institutional International Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Institutional International Portfolio within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act")); U.S. or foreign securities convertible into foreign common stock; and American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies.

         The Institutional International Portfolio also may enter into forward currency exchange contracts only in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes. See "Investment Techniques--Forward Foreign Currency Exchange Contracts."

         The Institutional International Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Institutional International Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Institutional International Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

EMERGING MARKETS PORTFOLIO

         The objective of the Emerging Markets Portfolio is to provide long-term growth of capital. The Emerging Markets Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers in countries having emerging markets. It is currently expected that under normal conditions at least 65% of the Emerging Markets Portfolio's total assets will be invested in emerging market equity securities.

         The Portfolio considers countries having emerging markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. The countries may include, but are not limited to, the following: Turkey, India, Indonesia, Brazil, Greece, Malaysia, China, Taiwan, South Korea, Portugal and Hungary. In addition, as used in this Prospectus, "emerging market equity securities" means (i) equity securities of companies the principal securities trading market for which is an emerging market country, as defined above, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging market countries or sales made in such emerging market countries or (iii) equity securities of companies organized under the laws of, and with a principal office in, an emerging market country. "Equity securities," as used in this Prospectus, refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored ADRs, European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). Determinations as to eligibility will be made by the Emerging Markets Portfolio's sub-advisor, Pictet International Management Limited (the "Sub-Advisor"), based on publicly available information and inquiries made to the companies. See "Risk Factors" for a discussion of the nature of information publicly available for non-U.S. companies. The Portfolio will at all times, except during defensive periods, maintain investments in at least three countries having developing markets. The Sub-Advisor will limit holdings in any one country to 15% at the time of investment.

         The Emerging Markets Portfolio and its Sub-Advisor may, from time to time, use various methods of selecting securities for the Emerging Markets Portfolio, and may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the Portfolio. The Sub-Advisor's philosophy for investing in emerging markets focuses on stock selection and significantly diversifying the Portfolio's investments on a company and country level. The Sub-Advisor uses a proprietary data base which screens for emerging markets that meet the Sub-Advisor's strict quantitative criteria. Generally, in order for a country to be included by the Sub-Advisor as a permissible emerging market investment it must satisfy three conditions and meet certain additional criteria. First, the country must meet certain custodial criteria, such as security of assets and international experience. Second, the country typically satisfies certain socioeconomic conditions, including political stability, freedom to invest and repatriate capital and deregulation of the economy. Third, the country typically satisfies specific cyclical criteria, including liquidity conditions, industrial production capacity constraints, direction of real interest rates and the valuation of the market.

         For long-term growth of capital, the Emerging Markets Portfolio may invest up to 35% of its total assets in debt securities (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least Baa by Moody's or BBB by S&P or are unrated debt securities deemed to be of comparable quality by the Sub-Advisor. Securities with the lowest rating in the investment grade category (i.e., Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. Certain debt securities can provide the potential for long-term growth of capital based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds can provide the potential for long-term growth of capital through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible. However, there can be no assurances that debt securities or convertible bonds will provide long-term growth of capital.

         The Emerging Markets Portfolio may lend its portfolio securities. In addition, the Emerging Markets Portfolio may enter into forward foreign currency contracts and reverse repurchase agreements. When deemed appropriate by the Sub-Advisor, the Emerging Markets Portfolio may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "Investment Objective and Policies" in the SAI.

          When the Sub-Advisor believes that market conditions warrant, the Emerging Markets Portfolio may adopt a temporary defensive position and may invest without limit in high-quality money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Investment Techniques -- Temporary Investments."

                              INVESTMENT TECHNIQUES

         Temporary Investments. As determined by the Sub-Advisor, when market conditions warrant, the Emerging Markets Portfolio may invest up to 100% of its total assets in the following high-quality (that is, rated Prime-1 by Moody's or

A or better by S&P or, if unrated, of comparable quality as determined by the Sub-Advisor) money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. The Emerging Markets Portfolio also may purchase shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Emerging Markets Portfolio within the limits prescribed by the 1940 Act).

         Repurchase Agreements. Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by its Advisor or Sub-Advisor. Under normal circumstances, however, a Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of its total assets to be subject to repurchase agreements. A Portfolio would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Advisor or SubAdvisor currently expects that repurchase agreements will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Advisor or Sub-Advisor will mark to market daily the value of the securities purchased, and the Advisor or Sub-Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor or Sub-Advisor will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement, and a Portfolio will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor or Sub-Advisor under procedures adopted by the Board of Directors.

         In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. Default by the seller would also expose a Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.

         Reverse Repurchase Agreements. The Emerging Markets Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Emerging Markets Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

         The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of liquid securities at least equal to its purchase obligations under these agreements. The Sub-Advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

         Under normal circumstances the Portfolio will not enter into reverse repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 10% of the value of its total assets to be subject to such agreements.

         The use of reverse repurchase agreements involves certain risks. For example, the other party to the agreement may default on its obligation or become insolvent and unable to deliver the securities to the Portfolio at a time when the value of the securities has increased. Reverse repurchase agreements also involve the risk that the Portfolio may not be able to substantiate its interest in the underlying securities.

         Lending of Securities. Each Portfolio may lend its portfolio securities with a value up to one-third of its total assets to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor or Sub-Advisor to be of good standing.

         "When Issued," "Delayed Settlement," and "Forward Delivery" Securities. Each Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

         A Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of speculation. A Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and a Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

         Borrowing. Each Portfolio may purchase securities on a "when issued," "delayed settlement" or "forward delivery" basis and the Emerging Markets Portfolio may enter into reverse repurchase agreements. As a temporary measure for extraordinary or emergency purposes, each Portfolio may borrow money from banks. However, neither Portfolio will borrow money for speculative purposes.

         Forward Foreign Currency Exchange Contracts. Each Portfolio may enter into forward foreign currency exchange contracts in connection with the purchase and sale of investment securities; such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. It should be realized that this method of protecting the value of a Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Depositary Receipts. The Emerging Markets Portfolio may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, "Depositary Receipts") and the Institutional International Portfolio may purchase sponsored or unsponsored ADRs. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

         Illiquid Securities. The Institutional International Portfolio will not invest more than 10% of net assets and the Emerging Markets Portfolio will not invest more than 15% of net assets in securities that are illiquid. Illiquid securities are difficult to sell promptly at an acceptable price.

          Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.

                                  RISK FACTORS

         Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in a Portfolio, nor can there be any assurance that a Portfolio's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in a Portfolio can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Portfolio's securities, including general economic conditions, market factors and currency exchange rates. An investment in the Emerging Markets Portfolio or the Institutional International Portfolio is not intended as a complete investment program.

         Foreign Securities. Each Portfolio has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investors should recognize that investing in the securities of foreign companies involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital. Moreover, the dividends payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in a Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

         These risks are often heightened for investments in developing or emerging markets, including certain Eastern European countries where the risks include the possibility that such countries may revert to a centrally planned economy. Developing countries may also impose restrictions on a Portfolio's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, funds may be withdrawn from the People's Republic of

China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

         Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

         Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

         Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         In many emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Emerging Markets Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

         There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.

                               PURCHASE OF SHARES

         Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by Glenmede Fund's transfer agent. See "Valuation of Shares." The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in Glenmede Fund should contact the Advisor or his or her Institution.

         It is the Advisor's responsibility to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to Glenmede Fund's custodian, on a timely basis.

          Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

         Purchases of a Portfolio's shares will be made in full and fractional shares of a Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES

         Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by a Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor to transmit promptly redemption orders to the transfer agent.

         Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

         If Glenmede Fund's Board determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

          Glenmede Fund reserves the right, upon 30 days' written notice, to redeem an account in a Portfolio if the net asset value of the account's shares falls below $100 and is not increased to at least such amount within such 30-day period.

                               VALUATION OF SHARES

         The net asset value of each Portfolio is determined by dividing the total market value of its investments and other assets, less any of its liabilities, by the total outstanding shares of the Portfolio. Each Portfolio's net asset value per share is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business and the Portfolio receives an order to purchase or redeem its shares. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of each Portfolio.

         Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized, the Portfolios normally distribute such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes-Federal Taxes-Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

         Undistributed net investment income is included in each Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on a Portfolio's "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of a Portfolio by an investor, although in effect a return of capital, are taxable to the investor.

FEDERAL TAXES

         Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income (if any) for such taxable year. In general, a Portfolio's investment company taxable income will be its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gains excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to each Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by a Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part (if any) of the dividends paid by the Portfolios will be eligible for the dividends received deduction.

         Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to the shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

         A shareholder considering buying shares of a Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon his redemption or transfer of shares of a Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

         It is expected that dividends and certain interest income earned by the Portfolios from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If a Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income.

         Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

         The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

         Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

         Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

         Shareholders may also be subject to state and local taxes on distributions from Glenmede Fund. A shareholder should consult with his tax adviser with respect to the tax status of distributions from Glenmede Fund in a particular state and locality.

          Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Portfolio will be exempt from Pennsylvania Personal Property Taxes.

                               INVESTMENT ADVISOR

         The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At January 30, 1996, the Advisor had over $8 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

         Under separate Investment Advisory Agreements (each, an "Investment Advisory Agreement") with Glenmede Fund with respect to the Institutional International Portfolio and the Emerging Markets Portfolio, the Advisor or SubAdvisor, respectively, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of the respective Portfolio. It is the responsibility of the Advisor or Sub-Advisor to make investment decisions for the Institutional International Portfolio and Emerging Markets Portfolio, respectively, and to place each Portfolio's purchase and sales orders.

INSTITUTIONAL INTERNATIONAL PORTFOLIO

         The Advisor is entitled to receive a fee from the Institutional International Portfolio for its investment services computed daily and payable monthly, at the annual rate of .75% of the Institutional International Portfolio's average daily net assets. Although the advisory fee rate payable by the Institutional International Portfolio is higher than the rates paid by most mutual funds, Glenmede Fund's Board of Directors believes it is comparable to the rates paid by other similar funds. The Advisor has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of the Institutional International Portfolio's average net assets. For the fiscal year ended October 31, 1995, the Advisor received a fee at a rate of.75% of the Institutional International Portfolio's average net assets.

         Andrew Williams, portfolio manager for the Institutional International Portfolio, has been primarily responsible for its management since that Portfolio commenced operations. Mr. Williams has been employed by the Advisor since May 1985. Before joining the Advisor, he was a vice president in investment research at Shearson Lehman Brothers.

EMERGING MARKETS PORTFOLIO

         The Advisor is entitled to receive a fee from the Emerging Markets Portfolio for its investment services computed daily and payable monthly at the annual rate of .50% of the Emerging Markets Portfolio's average daily net assets. Pursuant to the Investment Advisory Agreement relating to the Emerging Markets Portfolio, the Advisor may select a person to act as sub-advisor to the Portfolio. The Advisor and Glenmede Fund, on behalf of the Emerging Markets Portfolio, have entered into a sub-investment advisory agreement with Pictet International Management Limited, located at Cutlers Gardens, 5 Devonshire Square, London, United Kingdom EC2M 4LD. The Sub-Advisor performs sub-advisory and portfolio transaction services for the Portfolio, including managing the Portfolio's holdings in accordance with the Portfolio's investment objective and policies, making investment decisions concerning foreign assets for the Portfolio, placing purchase and sale orders for portfolio transactions and employing professional portfolio managers and security analysts who provide research services to the Emerging Markets Portfolio. The Sub-Advisor is entitled to receive from the Emerging Markets Portfolio for its investment services a fee, computed daily and payable monthly at the annual rate of .75% of the Emerging Markets Portfolio's average daily net assets. The aggregate fees paid to the Emerging Markets Portfolio's Advisor and Sub-Advisor are higher than advisory fees paid by most other U.S. investment companies. Glenmede Fund's Board believes such fees are comparable to the rates paid by other similar funds. For the period December 14, 1994 (commencement of operations) to October 31, 1995, the Advisor received a fee of .50% (annualized) of the Emerging Markets Portfolio's average net assets and the Sub-Advisor received a fee at the rate of .75% (annualized) of the Emerging Markets Portfolio's average net assets.

         The Sub-Advisor is an affiliate of Pictet & Cie (the "Bank"), a Swiss private bank, which was founded in 1805. As of January 30, 1996, the Bank managed in excess of $40 billion for institutional and private clients. The Bank is owned by seven partners. The Sub-Advisor was established in 1980 to manage the investment needs of clients seeking to invest in the international fixed revenue and equity markets. The Sub-Advisor and its affiliates presently manage over $3.5 billion for 70 accounts.

         Douglas Polunin, Senior Investment Manager at the Sub-Advisor, has been the portfolio manager primarily responsible for the management of the Emerging Markets Portfolio since its inception. Mr. Polunin has been employed by the Sub-Advisor since January 1989. Prior to his employment with the Sub-Advisor, Mr. Polunin had been with Union Bank of Switzerland since 1982.

          ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

          ICC serves as Glenmede Fund's administrator , transfer agent and dividend paying agent pursuant to a Master Services Agreement and in those capacities supervises all aspects of Glenmede Fund's day-to-day operations, other than the management of Glenmede Fund's investments. ICC is a wholly-owned subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"). For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (collectively, the "Funds"); .08% of the next
$150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds and .03% of the combined net assets of the Funds over $750 million. For the period July 1, 1995 to October 31, 1995, ICC received fees at the rate of .04% (annualized) of the Institutional International Portfolio's average net assets and .05% (annualized) of the Emerging Markets Portfolio's average net assets. For the period November 1, 1994 to June 30, 1995, Glenmede Fund's previous administrator received fees at the rate of .09% (annualized) of the Institutional

International Portfolio's average net assets. For the period December 14, 1994 (commencement of operations) to June 30, 1995, Glenmede Fund's previous administrator received fees at the rate of .09% (annualized) of the Emerging Markets Portfolio's average net assets.

                                    EXPENSES

          Glenmede Fund bears its own expenses incurred in its operations including: taxes; interest; miscellaneous fees (including fees paid to Board members); Securities and Exchange Commission fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; administration fees; charges of the custodian, dividend agent fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and meetings; and any extraordinary expenses. Each Portfolio also pays for brokerage fees and commissions, if any, in connection with the purchase and sale of its portfolio securities. See "Financial Highlights."

                             INVESTMENT LIMITATIONS

         Each Portfolio will not:

         (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

         (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

         (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of the Institutional International Portfolio's total assets or 15% of the Emerging Markets Portfolio's total assets, each at fair market value, except as described in this Prospectus and the SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (e) Issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

         (f) Borrow money, except that each Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

         With respect to investment limitation (b), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause
(i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value of assets will not constitute a violation of such restriction. If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. A Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of its total net assets.

         The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the affected Portfolio. In order to permit the sale of shares in certain states, Glenmede Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should Glenmede Fund determine that any such commitment is no longer in the best interest of Glenmede Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios.

         The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

         At January 30, 1996, the Advisor was the record owner substantially all of Glenmede Fund's outstanding shares.


DISTRIBUTOR

         Armata Financial Corp. ("Armata"), located at 135 East Baltimore Street, Baltimore, Maryland 21202, serves as Glenmede Fund's distributor. Armata is a subsidiary of Alex. Brown.

CUSTODIAN

         The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.

TRANSFER AGENT

         ICC, located at 135 East Baltimore Street, Baltimore, Maryland 21202, serves as Glenmede Fund's transfer agent.

INDEPENDENT ACCOUNTANTS


         Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania serves as independent accountants for Glenmede Fund and will audit its financial statements annually.

REPORTS

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

COUNSEL

         Drinker Biddle & Reath, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                           BOARD MEMBERS AND OFFICERS

         The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:

          Name and Address                   Age      Principal Occupation During Past Five Years
-------------------------------------        ---      -------------------------------------------------------------
H. Franklin Allen, Ph.D.                     39       Director of  Glenmede Fund; Trustee of The Glenmede
Finance Department                                    Portfolios; Nippon Life Professor of Finance and Economics;
The Wharton School                                    Professor of Finance and Economics from 1990-1996; Vice Dean
University of Pennsylvania                            and Director of Wharton Doctoral Programs from 1990-1993.
Philadelphia, PA  19104-6367                          He has been employed by The University of
                                                      Pennsylvania since 1985.

Willard S. Boothby, Jr.                      73       Director of  Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                                 Portfolios; Director of Penn Engineering & Manufacturing
Wyndmoor, PA  19118                                   Corp.; Former Director of Georgia-Pacific  Corp.;
                                                      formerly Managing Director of Paine Webber, Inc.

John W. Church, Jr.*                         63       Chairman, President and Director of Glenmede Fund;
One Liberty Place                                     Chairman, President and Director of The Glenmede
1650 Market Street, Suite 1200                        Portfolios; Senior Vice President and Chief Investment
Philadelphia, PA  19103                               Officer of The Glenmede Trust Company.  He has been
                                                      employed by The Glenmede Trust Company since 1979.

Francis J. Palamara                          69       Director of  Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                        Portfolios; Trustee of Gintel Fund and Gintel ERISA Fund;
Phoenix, AZ  85064-4024                               Director of XTRA  Corporation and Central Tractor and
                                                      Country, Inc.; Former Executive Vice
                                                      President--Finance of ARA Services, Inc.

G. Thompson Pew, Jr.*                        53       Director of  Glenmede Fund; Trustee of The Glenmede
310 Caversham Road                                    Portfolios; Director of The Glenmede Trust Company;
Bryn Mawr, PA   19010                                 Former Director of Brown & Glenmede Holdings, Inc.;
                                                      Co-Director, Principal and Officer of Philadelphia
                                                      Investment Banking Co.; Director and Officer of
                                                      Valley Forge Administrative Services Company.

Mary Ann B. Wirts                            44       Executive Vice President of  Glenmede Fund;  Vice
One Liberty Place                                     President and Manager of The Fixed Income Division of The
1650 Market Street, Suite 1200                        Glenmede Trust Company.  She has been employed by
Philadelphia, PA  19103                               The Glenmede Trust Company since 1982.

Sheryl P. Durham, CFA                        37       Vice President of  Glenmede Fund; Vice President of The
One Liberty Place                                     Glenmede  Trust Company and a Fixed Income Portfolio
1650 Market Street, Suite 1200                        Manager at The Glenmede Trust Company since 1989.
Philadelphia, PA  19103

Kimberly C. Osborne                          30       Vice President of Glenmede Fund; Assistant Vice President
One Liberty Plaza                                     of The Glenmede Trust Company.  She has been employed by
1650 Market Street, Suite 1200                        The Glenmede Trust Company since 1993.  From 1992-1993,
Philadelphia, PA  19103                               she was a Client Service Manager with Mutual Funds Service
                                                      Company and from 1987-1992, she was a Client Administrator with The Vanguard Group, Inc.

Michael P. Malloy                            36       Secretary of  Glenmede Fund; Partner in the law firm of
Philadelphia National Bank Building                   Drinker Biddle & Reath.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Brian C. Nelson                              36       Assistant Secretary of  Glenmede Fund; Vice President,
135 East Baltimore Street                             Alex. Brown, ICC and Armata.
Baltimore, MD 21202

Joseph A. Finelli                            38       Treasurer of  Glenmede Fund .  He has been a Vice
135 East Baltimore Street                             President of Alex. Brown  since 1995.  Prior thereto, he
Baltimore, MD 21202                                   was Vice President and Treasurer of Delaware Group.

--------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.

         For additional information concerning remuneration of Board members see "Management of Glenmede Fund" in the SAI.

                             ----------------------

         Shareholder inquiries should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                             THE GLENMEDE FUND, INC.
              135 East Baltimore Street, Baltimore, Maryland 21202
                                   Prospectus

                             Dated February 27, 1996

Investment Advisor                              Administrator and Transfer Agent

The Glenmede Trust Company                      Investment Company Capital Corp.
One Liberty Place                               135 East Baltimore Street
1650 Market Street, Suite 1200                  Baltimore, Maryland 21202

Philadelphia, PA 19103

Investment Sub-Advisor                          Distributor
(for Emerging Markets Portfolio)

Pictet International Management Limited         Armata Financial Corp.
Cutlers Garden                                  135 East Baltimore Street
5 Devonshire Square                             Baltimore, Maryland 21202
London, United Kingdom
EC2M 4LD
-------------------------------------------------------------------------------

                                Table of Contents

                                                                            Page
                                                                            ----
Expenses of the Portfolios...........................................         3
Financial Highlights.................................................         4
Performance Calculations.............................................         6
Investment Objectives and Policies ..................................         6
Investment Techniques................................................         8
Risk Factors.........................................................        12
Purchase of Shares...................................................        13
Redemption of Shares.................................................        14
Valuation of Shares..................................................        14
Dividends, Capital Gains Distributions and Taxes.....................        15
Investment Advisor...................................................        17
Administrative, Transfer Agency and Dividend Paying Services.........        18
Expenses.............................................................        19
Investment Limitations...............................................        19
General Information..................................................        20
Board Members and Officers...........................................        22

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                             THE GLENMEDE FUND, INC.

                                 (800) 442-8299
                       STATEMENT OF ADDITIONAL INFORMATION

                      INSTITUTIONAL INTERNATIONAL PORTFOLIO
                           EMERGING MARKETS PORTFOLIO
                                February 27, 1996

         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s (Glenmede Fund") Prospectus for the Institutional International Portfolio and the Emerging Markets Portfolio (the "Prospectus") dated February 27, 1996. To obtain the Prospectus, please call Glenmede Fund at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in Glenmede Fund's Prospectus.

                             Table of Contents                              Page

Investment Objectives and Policies...................................         1
Purchase of Shares...................................................         2
Redemption of Shares.................................................         2
Shareholder Services.................................................         3
Portfolio Turnover...................................................         3
Investment Limitations...............................................         3
Management of Glenmede Fund..........................................         6
Investment Advisory and Other Services...............................         7
Distributor..........................................................         9
Portfolio Transactions...............................................         9
Additional Information Concerning Taxes..............................        10
Performance Calculations.............................................        17
General Information..................................................        18
Financial Statements.................................................        19
Appendix -- Description of Securities and Ratings....................       A-1

                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies set forth in Glenmede Fund's Prospectus:

         Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

         Securities Lending

         Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Advisor in making decisions with respect to the lending of securities, subject to review by Glenmede Fund's Board.

                               PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the particular Portfolio.

         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

                              REDEMPTION OF SHARES

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

         No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                              SHAREHOLDER SERVICES

         Transfer of Shares. Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                               PORTFOLIO TURNOVER

          A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor, and Sub-Advisor with respect to the Emerging Markets Portfolio, will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objectives and policies. The portfolio turnover rates of the Institutional International Portfolio for the fiscal years ended October 31, 1995 and 1994 were 25% and 39%, respectively. The portfolio turnover rate of the Emerging Markets Portfolio for the period December 14, 1994 (commencement of operations) to October 31, 1995 was 50% (annualized).

                             INVESTMENT LIMITATIONS

         Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio will not:

         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (10) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

         (7) issue senior securities, except that each Portfolio may borrow money in accordance with investment limitation (8) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (8) borrow money, except that each Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value in the case of the Institutional International Portfolio and 15% in the case of the Emerging Markets Portfolio, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (10) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Institutional International Portfolio or 15% of the total assets of the Emerging Markets Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of Institutional International Portfolio, securities subject to legal or contractual restrictions on resale;

         (11) invest for the purpose of exercising control over management of any company;

         (12) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (14) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitations (8) and (9), each Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.

         With regard to limitation (12), the 1940 Act currently prohibits an investment company from acquiring securities of another investment company if, as a result of the transaction, the acquiring company and any company or companies controlled by it would own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquired company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company. The 1940 Act also currently prohibits an investment company from acquiring securities of a registered closed-end investment company, if as a result of the transaction, the acquiring company, other investment companies having the same investment adviser, and companies controlled by such investment companies, own more than 10% of the total outstanding voting stock of such closed-end company. In addition to the advisory fees and other expenses that a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, such Portfolio would bear its "pro rata" portion of the other investment company's advisory fees and other expenses. Therefore, to the extent that a Portfolio is invested in shares of other investment companies, the Portfolio's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the Portfolio.

         With respect to investment limitation 13, (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (14), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs, shall not be deemed to be prohibited by the limitation.

                           MANAGEMENT OF GLENMEDE FUND

          Glenmede Fund's officers, under the supervision of the Board, manage the day-to-day operations of Glenmede Fund. The Board members set broad policies for Glenmede Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Prospectus.

         Remuneration of Board Members

         Glenmede Fund pays each Board member, other than Mr. Church, an annual fee of $6,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. Officers of Glenmede Fund receive no compensation as officers from Glenmede Fund.

          Set forth in the table below is the compensation received by each Board member for the fiscal year ended October 31, 1995.

                                                                  Pension or                                     Total
                                                                  Retirement                                 compensation
                                                                  Benefits                                   from Glenmede
                                               Aggregate          accrued as            Estimated             Fund and Fund
                                             Compensation           part of              Annual                Complex (1)
               Name of                           from          Glenmede Fund's       Benefits Upon              paid to
          Person, Position                   Glenmede Fund        expenses             Retirement              Directors
          ----------------                   -------------     ----------------      -------------            --------------
Dr. H. Franklin Allen, Ph.D.,                  $12,250             None                  None                   $13,250
   Director

Willard S. Boothby, Jr.,                       $12,250             None                  None                   $13,250
   Director

John W. Church, Jr.                              None              None                  None                    None
   Director

Francis J. Palamara,                           $12,250             None                  None                   $13,250
   Director

G. Thompson Pew, Jr.,                          $12,250             None                  None                   $13,250
   Director

--------------------------------
(1) Includes total compensation from Glenmede Fund and The Glenmede Portfolios, both of which are advised by the Advisor.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 63 shareholders. The Corporation has a nine person Board of Directors which, at January 30, 1996, collectively, owned 98.67% of the Corporation's voting shares and 41.96% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at January 30, 1996 are as follows:

 The Glenmede Corporation        Percent of     Percent of
    Board of Directors          Voting Shares  Total Shares

Susan W. Catherwood                10.83%          1.23%
Robert G. Dunlop                   10.83%          5.16%
Thomas W. Langfitt, M.D            11.07%          7.86%
Robert E. McDonald                 10.83%          1.16%
J. Howard Pew, II                  10.83%          1.45%
J. N. Pew, III                     11.07%          5.66%
J. N. Pew, IV                      11.07%          1.44%
R. Anderson Pew                    11.07%          6.20%
Ethel Benson Wister                11.07%         11.80%
                                   -----          -----
                                   98.67%         41.96%
                                   =====          =====

         As noted in the Prospectus, the Advisor is entitled to receive a fee from the Institutional International Portfolio for its services calculated daily and payable monthly, at the annual rate of .75% of the Institutional International Portfolio's average daily net assets. The Advisor has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of average net assets. During the fiscal years ended October 31, 1995, 1994 and 1993, the Institutional International Portfolio paid the Advisor advisory fees of $155,065, $114,956 and $81,255, respectively, and the Advisor waived fees in the amounts of $0, $1,110 and $9,038 respectively.

         As also noted in the Prospectus, the Advisor is entitled to receive a fee from the Emerging Markets Portfolio for its services, calculated daily and payable monthly, at the annual rate of .50% of the Emerging Markets Portfolio's average daily net assets. As more fully described in the Prospectus, the Sub-Advisor is entitled to receive a fee for its services from the Emerging Markets Portfolio, calculated daily and payable monthly at the annual rate of .75% of the Emerging Markets Portfolio's average daily net assets. For the period December 14, 1994 (commencement of operations) to October 31, 1995, the Emerging Markets Portfolio paid the Advisor advisory fees of $130,000 and paid the Sub-Advisor sub-advisory fees of $109,919.

         Since July 1, 1995, administrative transfer agency and dividend paying services have been provided to Glenmede Fund by ICC pursuant to a Master Services Agreement. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectus for information concerning the substantive provisions of the Master Services Agreement. For the period July 1, 1995 to October 31, 1995, Glenmede Fund paid ICC fees of $3,798 for the Institutional International Portfolio and $4,524 for the Emerging Markets Portfolio.

         From May 6, 1994 to June 30, 1995, administrative services were provided to Glenmede Fund by The Shareholder Services Group, Inc. ("TSSG"), pursuant to an Administration Agreement. For the period November 1, 1994 to June 30, 1995, Glenmede Fund paid TSSG administrative fees of $10,092 for the Institutional International Portfolio. For the period December 14, 1994 (commencement of operations) to June 30, 1995, Glenmede Fund paid TSSG administrative fees of $7,397 for the Emerging Markets Portfolio. For the period May 6, 1994 through October 31, 1994, Glenmede Fund paid TSSG administrative fees of $7,519 for the Institutional International Portfolio.

         Prior to May 6, 1994, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, served as Glenmede Fund's administrator. For the period November 1, 1993 to May 5, 1994, and the fiscal year ended October 31, 1993 , Glenmede Fund paid Boston Advisors administrative fees of $6,453 and $10,064 , respectively, for the Institutional International Portfolio.


         Custody services are provided to the Institutional International and Emerging Markets Portfolios by The Chase Manhattan Bank, N.A., Brooklyn,
New York.

                                   DISTRIBUTOR

         Shares of Glenmede Fund are distributed continuously and are offered without a sales load by Armata, pursuant to a Distribution Agreement between Glenmede Fund and Armata. Armata receives no fee from Glenmede Fund for its distribution services.

                             PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreements and the Sub-Advisory Agreement authorize the Advisor, and the Sub-Advisor for the Emerging Markets Portfolio, to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor or the Sub-Advisor to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor or the Sub-Advisor, if any, may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor or Sub-Advisor under the Investment Advisory Agreements and the Sub- Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor to a Portfolio and the Advisor's or Sub-Advisor's other clients. For the fiscal year ended October 31, 199_, brokers were selected by the Advisor and Sub-Advisor on the basis of research, statistical and pricing services with respect to the Institutional International and Emerging Markets Portfolios.

         During the fiscal years ended October 31, 1995, 1994 and 1993, the Institutional International Portfolio paid $122,396, $33,893 and $22,099 in brokerage commissions, respectively. For the period December 14, 1994 (commencement of operations) to October 31, 1995, the Emerging Markets Portfolio paid $258,281 in brokerage commissions.

         Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not Glenmede Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor and the other Institutions.

         Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Advisor or Sub-Advisor. If purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor or Sub-Advisors and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor or Sub-Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         General. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, each Portfolio must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

         A Portfolio will not be treated as a regulated investment company under the Code if 30% or more of its gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Portfolio's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Portfolio upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held a Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of Glenmede Fund's taxable year. Shareholders should note that, upon the sale of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         An individual's net capital gains are taxable at a maximum effective rate of 28%. Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in effective marginal rates as high as 39%).

         If the Emerging Markets Portfolio retains net capital gains for reinvestment, the Portfolio may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Portfolio on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Portfolio shares.

         If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

         Foreign Taxes. Income received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, each Portfolio will be eligible and intends to elect to "pass-through" to its shareholders the amount of foreign taxes paid by it. Pursuant to this election, each shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders with respect to a Portfolio, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Portfolio. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Portfolio. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce investment company taxable income and the distributions by the Portfolio will be treated as United States source income.

         Federal Taxation of Certain Financial Instruments. Generally, futures contracts held by a Portfolio at the close of its taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40% - 60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of its taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long term and no more than 40% of any net loss may be treated as short term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

         Certain foreign currency contracts entered into by the Portfolios may be subject to the "mark-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market.

The Treasury has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the Portfolios may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         As described more fully above, in order to qualify as a regulated investment company under the Code, a Portfolio must derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months. With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         Other Tax Matters. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options generally are not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Portfolio may make or enter into will be subject to the special currency rules described above.

         The Portfolio may recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon bonds or pay-in- kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for beneficial tax treatment, a Portfolio must distribute substantially all of its income to shareholders. Thus, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, in order to satisfy the distribution requirement.


         Some of the debt securities may be purchased by a Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Portfolio at a constant rate over the time remaining to the debt security's maturity or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Portfolio's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements.

                            PERFORMANCE CALCULATIONS

         Each Portfolio computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    T = [( ERV )1/n - 1]
                                           ---
                                            P

                  Where:  T = average annual total return.

                  ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                  P =       hypothetical initial payment of $1,000.

                  n = period covered by the computation, expressed in terms of years.

         Each Portfolio computes its aggregate total return by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                    T = [( ERV ) - 1]
                                           ---
                                            P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Portfolio's average annual total return and aggregate total return do not reflect any fees charged by Institutions to their clients.


         Set forth below are the average annual total return figures for the Institutional International Portfolio since inception (August 1, 1992) and for the one year period ended October 31, 1995 (with fee waivers).


                  1 Year Ended  10/31/95:                    0.38%
                  Inception to  10/31/95:                   11.62%

         Set forth below are the average annual total return figures for the Institutional International Portfolio since inception (August 1, 1992) and for the one year period ended October 31, 1995 (without fee waivers).

                  1 Year Ended  10/31/95:                    0.38%
                  Inception to  10/31/95:                   11.53%

         The aggregate total return figure for the Institutional International Portfolio from inception (August 1, 1992) to October 31, 1995 with fee waivers was 42.94% and without fee waivers was 42.58%.

         The aggregate total return figure for the Emerging Markets Portfolio from inception (December 14, 1994) to October 31, 1995 was -1.71%.

                               GENERAL INFORMATION

         Dividends and Capital Gains Distributions

         Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). As set forth in the Prospectus, each Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized by a Portfolio, that Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

         Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

         Certain Record Holders

         As of January 30, 1996, the Advisor held of record 100% of the outstanding shares of the Emerging Markets Portfolio. For more information about the Advisor, see "Investment Advisor" in the Prospectus. To Glenmede Fund's knowledge, as of January 30, 1996, no person owned, beneficially or of record, 5% or more of the outstanding shares of the Institutional International Portfolio. As of January 30, 1996, the directors and officers of Glenmede Fund collectively owned less than 1% of the outstanding shares of the Institutional International and Emerging Markets Portfolio.

                              FINANCIAL STATEMENTS

          Those portions of Glenmede Fund's Financial Statements relating to the Institutional International Portfolio for the fiscal year ended October 31,
 1995 and to the Emerging Markets Portfolio for the period December 14, 1994 (commencement of operations) to October 31, 1995, appearing in the 1995 Annual Report to Shareholders, and the report thereon of Coopers & Lybrand L.L.P., independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I.  Description of Commercial Paper Ratings

         Description of Moody's highest commercial paper rating:

         Prime-1 ("P-1") --judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         Description of S&P highest commercial paper ratings:

         A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

         Description of Bond Ratings

         The following summarizes the ratings used by S&P for corporate and municipal debt:

         AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest investment attributes, within those categories are designated by the symbols Aa1, A1 and Baa1, respectively.

II.      Description of U.S. Government Securities and Certain Other
         Securities

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States

Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States Government. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

III.  Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Institutional International and Emerging Markets Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Institutional International and Emerging Markets Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Institutional International and Emerging Markets Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolios' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

         Although the Institutional International and Emerging Markets Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Institutional International and Emerging Markets Portfolios.

                             THE GLENMEDE FUND, INC.

                                Equity Portfolio
                             International Portfolio
                      Small Capitalization Equity Portfolio
                             Model Equity Portfolio

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

Form N-1A Item Number                                         Location
---------------------                                         --------

Part A                                                        Prospectus Caption
------                                                        ------------------

1.    Cover Page...........................................   Cover Page

2.    Synopsis.............................................   Expenses of the Portfolios

3.    Condensed Financial Information......................   Financial Highlights; Performance
                                                              Calculations

4.    General Description of Registrant....................   Cover Page; Investment
                                                              Policies and Risk Factors;
                                                              Common Investment Policies and Risk
                                                              Factors; Investment Limitations;
                                                              General Information

5.    Management of the Fund...............................   Investment Advisor; Administrative,
                                                              Transfer Agency and Dividend Paying
                                                              Services; Board Members and
                                                              Officers; Purchase of Shares;
                                                              Redemption of Shares; Shareholder
                                                              Servicing Plan

6.    Capital Stock and Other Securities ..................   Purchase of Shares; Redemption of
                                                              Shares; Dividends, Capital Gains
                                                              Distributions and Taxes;
                                                              General Information

7.    Purchase of Securities Being Offered ................   Valuation of Shares; Purchase of
                                                              Shares; Redemption of Shares

8.    Redemption or Repurchase.............................   Purchase of Shares; Redemption of
                                                              Shares

9.    Pending Legal Proceedings............................   Not Applicable

                             THE GLENMEDE FUND, INC.
              135 East Baltimore Street, Baltimore, Maryland 21202

 ------------------------------------------------------------------------------

                                 (800) 442-8299

 ------------------------------------------------------------------------------

                          Prospectus--February 27, 1996

INVESTMENT OBJECTIVES

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund") is a no-load, open-end management investment company. The Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are four of these series of shares (each referenced herein as a "Portfolio") of the Glenmede Fund listed below.

Equity Portfolio. The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Equity Portfolio seeks to achieve its objective by investing primarily in common stocks. The net asset value of this Portfolio will fluctuate.

International Portfolio. The objective of the International Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The International Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The net asset value of this Portfolio will fluctuate.

Small Capitalization Equity Portfolio. The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Small Capitalization Equity Portfolio seeks to achieve its investment objective by investing primarily in common stocks with market capitalizations of less than $1 billion. The net asset value of this Portfolio will fluctuate.

Model Equity Portfolio. The objective of the Model Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Model Equity Portfolio seeks to achieve its objective by investing primarily in common stocks using The Glenmede Trust Company's (the "Advisor") proprietary equity computer model as an investment guide. The net asset value of this Portfolio will fluctuate.

         Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

         Shares of the Portfolios are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.

 ------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

         This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about Glenmede Fund has been filed with the Securities and Exchange Commission. Such SAI, dated February 27, 1996, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1995 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1995 Annual Report may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           EXPENSES OF THE PORTFOLIOS


         The following table illustrates the expenses and fees incurred by each Portfolio for the fiscal year ended October 31, 1995, as restated to reflect new contractual arrangements.

                                                                                         Small
                                                                                    Capitalization      Model
                                                        Equity       International      Equity         Equity
                                                       Portfolio       Portfolio       Portfolio      Portfolio
                                                       ---------       ---------       ---------      ---------

Shareholder Transaction Expenses.....................     None           None           None             None
Maximum Annual Client Fee............................     1.00%         1.00%          1.00%            1.00%

Annual Portfolio Operating Expenses
(as a percentage of net assets)

   Investment Advisory  Fees1........................       0 %           0 %            0 %              0 %
                         -----
   Administration Fees...............................      .07%          .07%           .07%             .07%
                                                           ----          ----           ----             ----
   Other Expenses....................................      .07%          .11%           .07%             .13%
                                                           ----          ----           ----             ----

   Total Operating Expenses..........................      .14%          .18%           .14%             .20%
                                                           ====          ====           ====             ====

---------------------
 1 The Portfolios described in this prospectus do not pay any advisory fees to the Advisor, or its affiliates ("Affiliates"). However, investors in these Portfolios must be clients of the Advisor or Affiliates. The "Maximum Annual Client Fee" in the above table is the current maximum fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by the Advisor and its Affiliates directly to their clients for such services vary depending on a number of factors, including the particular services provided to the client, but are generally under 1% of the client's assets under management. Investors also may have to pay various fees to others to become clients of the Advisor or an Affiliate. See "Investment Advisor."

         The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in a Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolios' expenses see "Investment Advisor," "Administrative Services" and "Board Members and Officers."

         The following example illustrates the estimated expenses that an investor would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. The example does not include fees for fiduciary and investment services which investors pay the Advisor or Affiliates as clients. See "Investment Advisor." As noted in the above table, the Glenmede Fund charges no redemption fees of any kind.

                                                              1 Year*     3 Years*     5 Years*       10 Years*
                                                              -------     --------     --------       ---------

Equity Portfolio........................................        $ 1         $ 5          $ 8            $18
                                                                 ---         ---          ---            ---
International Portfolio.................................        $ 2         $ 6          $10            $23
                                                                 ---         ---          ---            ---
Small Capitalization Equity Portfolio...................        $ 1         $ 5          $ 8            $18
                                                                 ---         ---          ---            ---
Model Equity Portfolio..................................        $ 2         $ 6          $11            $26
                                                                 ---         ---          ---            ---

*You would pay the same expenses on the same investment, assuming no redemption at the end of the period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         The following tables provide financial highlights of each Portfolio for the respective periods presented and includes data derived from Glenmede
Fund's Financial Statements included in Glenmede Fund's 1995 Annual Report to Shareholders, which Financial Statements and report thereon of Coopers & Lybrand L.L.P., Glenmede Fund's independent accountants, are incorporated by reference in the SAI. The following information should be read in conjunction with those Financial Statements. Glenmede Fund's Financial Statements for the periods ended October 31, 1991, 1990 and 1989 were audited by Glenmede Fund's previous independent accountants, Price Waterhouse L.L.P.


                                                                                  Equity Portfolio
                                                    Year        Year        Year        Year        Year        Year        Year
                                                    Ended       Ended       Ended       Ended       Ended       Ended       Ended
                                                 October 31, October 31, October 31, October 31, October 31, October 31, October 31,
                                                    1995        1994        1993        1992        1991         1990       1989+
                                                 ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year............... $ 12.56     $ 13.23     $ 11.84     $ 11.21      $ 8.57      $ 10.04     $ 10.00
                                                               -------     -------     -------      ------      -------     -------
Income from investment operations:
  Net investment income..........................    0.32        0.31        0.32        0.31        0.29         0.34        0.14
  Net realized and unrealized gain/(loss)
    on investments...............................    2.64       (0.17)       1.63        0.65        2.66        (1.44)      (0.01)
                                                  -------     -------     -------     -------      ------      -------     -------
    Total from investment operations.............    2.96        0.14        1.95        0.96        2.95        (1.10)       0.13
                                                  -------     -------     -------     -------      ------      -------     -------

Less Distributions:
  Distributions from net investment
  income.........................................   (0.33)      (0.29)      (0.32)      (0.33)      (0.31)       (0.34)      (0.09)
  Distributions from net realized capital
  gains..........................................   (0.52)      (0.52)      (0.24)         --          --           --          --
  Distributions from capital.....................      --          --          --          --          --           --       (0.03)
                                                   -------    -------     -------     -------      ------      -------     -------
    Total Distributions..........................   (0.85)      (0.81)      (0.56)      (0.33)      (0.31)       (0.37)      (0.09)
                                                              -------     -------     -------      ------      -------     -------

Net asset value, end of year..................... $ 14.67     $ 12.56     $ 13.23     $ 11.84      $11.21      $  8.57     $ 10.04
                                                  =======     =======     =======     =======      ======      =======     =======

Total return++...................................   23.78%       1.21%      16.60%       8.62%      34.81%      (11.34)%      1.27%
                                                  =======     =======     =======     =======       ======      ======     =======

Ratios to average net assets/ Supplemental data:
    Net assets, end of year (in 000's)........... $80,157     $64,046     $43,611     $18,049      $9,135       $5,903      $6,523
    Ratio of operating expenses to average
     net assets..................................    0.14%       0.16%       0.20%       0.24%       0.22%        0.24%       0.42%*
    Ratio of net investment income to average
     net assets..................................    2.32%       2.40%       2.61%       2.91%       2.89%        3.59%       5.39%*
    Portfolio turnover rate......................      70%        109%         61%         30%         86%          91%         --


-------------------------
 +      The Portfolio commenced operations on July 20, 1989.
++      Total return represents aggregate total return for the period indicated.
 *      Annualized.


                                                                              International Portfolio
                                                 -----------------------------------------------------------------------------------
                                                    Year        Year        Year        Year        Year        Year        Year
                                                    Ended       Ended       Ended       Ended       Ended       Ended       Ended
                                                 October 31, October 31, October 31, October 31, October 31, October 31, October 31,
                                                    1995        1994        1993        1992        1991        1990        1989+
                                                 ----------- ----------- ----------- ----------- ----------- ----------- -----------



Net asset value, beginning of year...............$ 13.04      $ 12.69     $  9.84     $ 10.89       10.48     $ 11.20     $ 10.00
                                                 -------      -------     -------     -------     -------     -------     -------

Income from investment operations:
  Net investment income..........................    .32         0.27        0.27        0.26        0.21        0.30        0.40
  Net realized and unrealized gain/(loss)
   on investments................................    .23         1.50        2.98       (0.51)       1.00        0.22        0.81
                                                 -------      -------     -------     -------     -------     -------     -------

    Total from investment operations.............    .55         1.77        3.25       (0.25)       1.21        0.52        1.21
                                                 -------      -------     -------     -------     -------     -------     -------

Less Distributions:

  Distributions from net investment
   income........................................   (.32)       (0.25)      (0.26)      (0.26)      (0.28)      (0.42)      (0.01)
  Distributions from net realized gains..........   (.57)       (1.16)      (0.14)      (0.54)      (0.52)         --          --
  Distributions in excess of net realized
   gains.........................................     --        (0.01)         --          --          --          --          --
  Distributions from capital.....................     --           --          --          --          --       (0.82)         --
                                                 -------      -------     -------     -------      ------     -------      ------

    Total Distributions..........................   (.89)       (1.42)      (0.40)      (0.80)      (0.80)      (1.24)      (0.01)
                                                 -------      -------     -------     -------      ------     -------     -------

Net asset value, end of year.....................  12.70      $ 13.04     $ 12.69     $  9.84      $10.89     $ 10.48     $ 11.20
                                                 =======      =======     =======     =======      ======     =======     =======

Total return++...................................   4.23%       14.26%      33.47%      (2.73)%     12.12%       4.27%      12.07%
                                                              =======     =======     =======      ======     =======     =======

Ratios to average net assets/ Supplemental data:
    Net assets, end of year (in 000's)...........$343,209    $292,513    $221,515    $167,191    $176,397    $107,690     $91,181
    Ratio of operating expenses to average
     net assets..................................    0.18%       0.16%       0.17%       0.23%       0.23%       0.22%       0.20%*
    Ratio of net investment income to
     average net assets..........................    2.61%       2.11%       2.31%       2.47%       2.99%       3.84%       3.84%*
    Portfolio turnover rate......................      24%         39%         34%         40%         46%         44%         47%


----------------------------------

 +      The Portfolio commenced operations on November 17, 1988.
++      Total return represents aggregate total return for the period indicated.
 *      Annualized.


                                                              Small Capitalization Equity Portfolio
                                                 -----------------------------------------------------------
                                                    Year        Year        Year        Year        Year
                                                    Ended       Ended       Ended       Ended       Ended
                                                 October 31, October 31, October 31, October 31, October 31,
                                                    1995        1994        1993        1992        1991+
                                                 ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year..............   $ 13.95      $ 13.97     $ 11.12     $ 11.02     $ 10.00
                                                   -------      -------     -------     -------     -------
Income from investment operations:
  Net investment income.........................      0.28         0.16        0.14        0.16        0.16
  Net realized and unrealized gain
   on investments...............................      2.69         0.23        3.60        0.09        1.02
                                                   -------      -------     -------     -------     -------

    Total from investment operations............      2.97         0.39        3.74        0.25        1.18
                                                   -------      -------     -------     -------     -------

Less Distributions:
  Distributions from net investment
   income.......................................     (0.26)       (0.15)      (0.15)      (0.15)      (0.16)
  Distributions from net realized
   capital gains................................     (1.68)       (0.26)      (0.74)         --          --
                                                   -------      -------     -------     -------      ------

     Total Distributions........................     (1.94)       (0.41)      (0.89)      (0.15)      (0.16)
                                                   -------      -------     -------     -------     -------

Net asset value, end of year....................   $ 14.98      $ 13.95     $ 13.97     $ 11.12     $ 11.02
                                                   =======      =======     =======     =======     =======

Total return++..................................    21.15%        2.85%       33.86%       2.32%      11.84%
                                                  =======      =======      =======     =======     =======

Ratios to average net assets/ Supplemental data:
  Net assets, end of year (in 000's)............ $170,969     $109,872      $68,418     $39,728     $39,631
  Ratio of operating expenses to
   average net assets...........................     0.14%        0.14%        0.14%       0.19%       0.20%*
  Ratio of net investment income to
   average net assets...........................     1.92%        1.18%        1.08%       1.44%       2.24%*
  Portfolio turnover rate.......................       57%          31%          63%         56%         29%

-------------------------


 +      The Portfolio commenced operations on March 1, 1991.
++      Total return represents aggregate total return for the period indicated.
 *      Annualized.


                                                                                    Model Equity Portfolio
                                                                       -----------------------------------------------
                                                                       Year Ended        Year Ended       Period Ended
                                                                       October 31,       October 31,       October 31,
                                                                           1995             1994              1993+
                                                                       -----------       ----------       ---------
Net asset value, beginning of period...........................         $ 10.62           $ 10.92           $ 10.00
                                                                        -------           -------           -------

Income from investment operations:
  Net investment income........................................            0.32              0.21              0.21
  Net realized and unrealized gain on
   investments.................................................            1.38             (0.31)             2.06
                                                                        -------           -------           -------

    Total from investment operations...........................            1.70            (0.10)             2.27
                                                                        -------           -------           -------

Less Distributions:
  Distributions from net investment
    income.....................................................           (0.31)            (0.20)            (0.20)
  Distributions from net realized
    capital gains..............................................           (1.67)               --             (1.15)
                                                                        -------           -------           -------

    Total Distributions........................................           (1.98)            (0.20)            (1.35)
                                                                        -------           -------           -------
    Net asset value, end of year...............................         $ 10.34           $ 10.62           $ 10.92
                                                                        =======           =======           =======
    Total return++.............................................           16.01%            (0.91)%           23.05%
                                                                        =======           =======           =======

Ratios to average net assets/Supplemental
  data:
  Net assets, end of year (in 000's)...........................         $15,981           $20,654           $13,969
  Ratio of operating expenses to
   average net assets..........................................            0.20%             0.24%             0.24%*
  Ratio of net investment income to
    average net assets.........................................            2.80%             2.04%             2.47%*
  Portfolio turnover rate......................................             227%              287%              230%

------------------------------

 +      The Portfolio commenced operations on December 31, 1992.
++      Total return represents aggregate total return for the period indicated.
 *      Annualized.

                            PERFORMANCE CALCULATIONS

         Each of the Equity, International, Small Capitalization Equity and Model Equity Portfolios may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the particular Portfolio. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gains distributions made by the Portfolio during the period are reinvested in additional Portfolio shares.

         Each of the Equity, International, Small Capitalization Equity and Model Equity Portfolios may compare their total returns to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Russel 2000 Index or the National Association of Securities Dealers, Inc.'s National Market and Automated Quotations Systems ("NASDAQ") Composite Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Equity, International, Small Capitalization Equity or Model Equity Portfolios may also be compared to data prepared by Lipper Analytical Services, Inc. In addition, the International Portfolio's total return may be compared to the Morgan Stanley Capital International EAFE Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Equity, International, Small Capitalization Equity or Model Equity Portfolios.

         Performance quotations represent a Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their respective clients will not be included in the Portfolio's calculations of total return. See "Investment Advisor."

                      INVESTMENT POLICIES AND RISK FACTORS

         The investment objective of each Portfolio is not fundamental and may be changed by the Board members without shareholder approval.

EQUITY PORTFOLIO

         The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal . The Portfolio seeks to achieve its objective by investing primarily in common stocks selected on the basis of fundamental investment value. Crucial to the valuation process is a systematic examination of the earning and dividend paying ability of companies and denominating these characteristics by the market value of the underlying stock. Stocks purchased by the Portfolio will be primarily those traded on the various stock exchanges and the NASDAQ.

         Under normal circumstances, at least 65% of the Equity Portfolio's total assets will be invested in equity securities such as common and preferred stock and securities convertible into such stock. Factors considered in the selection of securities include, without limitation, price earning ratios, price-to-cash flow ratios, reinvestment rates, dividend yields, payout ratios and earnings growth rates.

         The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio.

         The Equity Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States, and will not engage in "market timing" transactions. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act")); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         For a description of other securities in which the Equity Portfolio may invest, see "Common Investment Policies and Risk Factors."

INTERNATIONAL PORTFOLIO

         The objective of the International Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The International Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but is not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Portfolio will invest an aggregate of at least 65% of its total assets in the securities of companies (other than investment companies) in at least three countries other than the United States.

         The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act); U.S. or foreign securities convertible into foreign common stock; and American Depository Receipts, which are U.S. domestic securities representing ownership rights in foreign companies.

         The International Portfolio may also enter into forward currency exchange contracts in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities, but may not enter into such contracts for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. It should be realized that this method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Investors should recognize that investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in a portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

         The International Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, banker's acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         For a description of other securities in which the International Portfolio may invest, see "Common Investment Policies and Risk Factors."

SMALL CAPITALIZATION EQUITY PORTFOLIO

         The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Small Capitalization Equity Portfolio seeks to achieve its objective by investing primarily in common stocks with market capitalizations of less than $1 billion, which are selected on the basis of fundamental investment value. Crucial to this valuation process is a systematic examination of the earning and dividend paying ability of companies and denominating these characteristics by the market value of the underlying stock. Stocks purchased by the Portfolio will be primarily those traded on the various stock exchanges and NASDAQ, however, the Portfolio may purchase unlisted securities and penny stocks. Many different company types and industries may be represented by the securities purchased by the Portfolio.

         Factors considered by the Advisor in the selection of securities include, but are not limited to, price- to-earnings ratios, price to cash flow ratios, reinvestment rates, dividend yields, expected growth rates, and balance sheet quality. The Small Capitalization Equity Portfolio may invest in securities located outside the United States. Investors in the Portfolio should recognize that securities denominated in foreign currencies or a multi-national currency unit involve special risks. The Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies.

         The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indexes such as the S&P 500.

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of small capitalization companies. However, if warranted in the judgement of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act, as more fully described under "Investment Limitations" in the Glenmede Fund's SAI); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, banker's acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         For a description of other securities in which the Small Capitalization Equity Portfolio may invest, see "Common Investment Policies and Risk Factors."

MODEL EQUITY PORTFOLIO

         The objective of the Model Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Model Equity Portfolio seeks to achieve its objective by investing primarily in common stocks . Under normal circumstances, at least 65% of the Model Equity Portfolio's total assets will be invested in common stock.

          The Advisor will actively manage the Portfolio based upon ongoing analysis of economic, financial and market developments. In managing the Portfolio, the Advisor will use its proprietary equity computer model, which ranks stocks, as an investment guide. Although the Advisor's proprietary equity computer model is a disciplined model, the Advisor will use its investment judgment in seeking to achieve the Portfolio's objective. The Advisor currently anticipates that its proprietary equity computer model will be run at least weekly. From time to time, the Advisor may revise its proprietary equity computer model programs to maintain or enhance performance.

          Other factors considered by the Advisor in the selection of securities include, but are not limited to, price-to-book value ratios, earnings-to-yields ratios, price-to-cash flow ratios, return on equity ratios, debt-to-equity ratios, dividend yields, earnings growth rates and historic price patterns.

         The Model Equity Portfolio intends to remain, for the most part, fully invested. Common stocks in which the Portfolio may invest include, without limitation, American Depository Receipts which are listed on the New York Stock Exchange. The Model Equity Portfolio will not engage in "market timing" transactions. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies. However, for temporary purposes this Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.

         For a description of other securities in which the Model Equity Portfolio may invest, see "Common Investment Policies and Risk Factors."

                   COMMON INVESTMENT POLICIES AND RISK FACTORS

         There can be no assurance that any of the Portfolios will achieve its stated investment objective. There are a number of investment policies common to the Portfolios.

REPURCHASE AGREEMENTS

         Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, each of the Equity, International, Small Capitalization Equity and Model Equity Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International Portfolio would generally enter into repurchase transactions to invest cash reserves.

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months. The Advisor currently expects that repurchase agreements with respect to the Equity, International, Small Capitalization Equity and Model Equity Portfolios will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. The Glenmede Fund's administrator and the Advisor will mark to market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement, and the Portfolios will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board of Directors.

         In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. Default by the seller would also expose a Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.

BORROWING

         The Portfolios may purchase securities on a "when issued," "delayed settlement" or "forward delivery" basis. As a temporary measure for extraordinary or emergency purposes, a Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes. See "Common Investment Policies--`When Issued,' `Delayed Settlement' and `Forward Delivery Securities.'"

LENDING OF SECURITIES

         Each Portfolio may lend its portfolio securities with a value up to one-third of its total assets to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.

"WHEN ISSUED," "DELAYED SETTLEMENT" AND "FORWARD DELIVERY"  SECURITIES

         The Portfolios may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. A Portfolio receives no income from "when issued," "delayed settlement" or "forward delivery" securities prior to delivery of such securities.

         A Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of speculation. Each Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

INVESTMENT COMPANY SECURITIES

         In connection with the management of their daily cash positions, the Portfolios may each invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the investing portfolio. Each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES

         No Portfolio will invest more than 10% of its net assets in securities that are illiquid.

          Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental, and the Board members may change such policies without shareholder approval.

                             ----------------------

                               PURCHASE OF SHARES

         Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by the transfer agent. See "Valuation of Shares." The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in the Glenmede Fund should contact the Advisor or his or her Institution.

         It is the responsibility of the Advisor to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to The Chase Manhattan Bank, N.A., Brooklyn, New York, Glenmede Fund's custodian, on a timely basis.

          Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Glenmede Fund.

         Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES

         Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor to transmit promptly redemption orders to the transfer agent.

         Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

         If the Board determines that it would be detrimental to the best interests of the remaining shareholders of Glenmede Fund to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

         Glenmede Fund reserves the right, upon 30 days' written notice, to redeem an account in any of the Portfolios if the net asset value of the account's shares falls below $100 and is not increased to at least such amount within such 30-day period.

              ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                    OF SHARES OF THE INTERNATIONAL PORTFOLIO

         Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities as its agent to receive purchase and redemption orders of shares of the International Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.

                               VALUATION OF SHARES

         The net asset value of the Portfolios is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities of that Portfolio, by the total outstanding shares of that Portfolio. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day

(or the days on which they are observed). For the Equity, International, Small Capitalization Equity and Model Equity Portfolios, net asset value per share is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business . One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of each Portfolio.

EQUITY, SMALL CAPITALIZATION EQUITY AND MODEL EQUITY PORTFOLIOS

         Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the Exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. For the Equity, Small Capitalization Equity and Model Equity Portfolios, securities listed on a foreign exchange and unlisted foreign securities are valued as described below under "International Portfolio."

INTERNATIONAL PORTFOLIO

         Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The International, Equity, Small Capitalization Equity and Model Equity Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend.

         If any net capital gains are realized, the Portfolios normally distribute such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes--Federal Taxes--Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

         Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Equity, International, Small Capitalization Equity and Model Equity Portfolios' "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of the Equity, International, Small Capitalization Equity and Model Equity Portfolios by an investor, although in effect a return of capital, are taxable to the investor.

FEDERAL TAXES

         Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a taxable Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income (if any) for such taxable year. In general, a Portfolio's investment company taxable income will be its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gains, excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to each Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by a Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part (if any) of the dividends paid by the International Portfolio will be eligible for the dividends received deduction.

         Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to the shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

         A shareholder considering buying shares of a Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon redemption or transfer of shares of each Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

         International Portfolio. It is expected that dividends and certain interest income earned by the International Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled
(a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income.

         To the extent that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and may also be subject to state and local taxes.

         Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

         The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

         Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

         Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

         Shareholders may also be subject to state and local taxes on distributions from Glenmede Fund. A shareholder should consult with his or her tax adviser with respect to the tax status of distributions from the Glenmede Fund in a particular state and locality.

          Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Glenmede Fund will be exempt from Pennsylvania Personal Property Taxes.

                               INVESTMENT ADVISOR

         The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At January 30, 1996, the Advisor had over $8 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

         Under Investment Advisory Agreements (the "Investment Advisory Agreements") with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the

Advisor to make investment decisions for each Portfolio and to place each Portfolio's purchase and sell orders.


         The Advisor does not receive any fee from Glenmede Fund for its investment services provided to the Portfolios described in this prospectus. However, shareholders in Glenmede Fund who are clients of the Advisor, or an affiliate of the Advisor, pay fees which vary, depending on the capacity in which the Advisor or its affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

         John W. Church, Jr., Senior Vice President and Chief Investment Officer of the Advisor, is the portfolio manager primarily responsible for the management of the Equity Portfolio . Mr. Church has been responsible for the management of the Equity Portfolio since April 1, 1993 and has been employed by the Advisor since 1979.

          Andrew B. Williams is the portfolio manager primarily responsible for the management of the International Portfolio. Mr. Williams has been responsible for the management of the International Portfolio since November 17, 1988. Mr. Williams has been employed by the Advisor since May 1985.

          Robert J. Mancuso is the portfolio manager primarily responsible for the management of the Small Capitalization Equity Portfolio. Mr. Mancuso has been primarily responsible for the management of that Portfolio since the date of this Prospectus. From January 1, 1993 to the date of this Prospectus, Mr. Mancuso was jointly responsible for the management of that Portfolio with Mr. Williams. Mr. Mancuso has been employed by the Advisor since November 1992. Prior to joining the Advisor, he was responsible for leading the equity research function at Penn Mutual Life Insurance Company.

          Ronald K. Stribley is the portfolio manager primarily responsible for the management of the Model Equity Portfolio. Mr. Stribley has been responsible for the management of the Model Equity Portfolio since the date of this Prospectus. From December 31, 1992 until the date of this Prospectus, Mr. Williams was the portfolio manager primarily responsible for the management of the Model Equity Portfolio. Mr. Stribley has been employed by the Advisor since April 1990.

          ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

         ICC serves as Glenmede Fund's administrator , transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of Glenmede Funds' investments. ICC is a wholly-owned subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"). For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (the "Funds"); .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds and .03% of the combined net assets of the Funds over $750 million. For the period July 1, 1995 to October 31, 1995, ICC received fees at the rate of
 .04% (annualized) of the Equity Portfolio's average net assets, .05% (annualized) of the International Portfolio's average net assets, .04% (annualized) of the Small Capitalization Equity Portfolio's average net assets and .04% (annualized) of the Model Equity Portfolio's average net assets. For the period November 1, 1994 to June 30, 1995, Glenmede Fund's previous administrator received fees at the rate of .09% (annualized) of the Equity Portfolio's average net assets, .09% (annualized) of the International Portfolio's average net assets, .09% (annualized) of the Small Capitalization

Equity Portfolio's average net assets and .09% (annualized) of the Model Equity Portfolio's average net assets.


                           SHAREHOLDER SERVICING PLAN

          Glenmede Fund has adopted a Shareholder Servicing Plan (the "Plan") effective January 1, 1995 under which each Portfolio may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Glenmede Fund. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which will be at an annual rate of .05%, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Portfolio Operating Expenses. The Advisor has entered into an Agreement with Glenmede Fund.

         The services provided by the Servicing Agents under the Agreements may include: aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Glenmede Fund on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

                             INVESTMENT LIMITATIONS

         Each Portfolio will not:

         (a) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (b) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

         (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in this Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (d) issue senior securities except that a Portfolio may borrow money in accordance with investment limitation (e), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

         (e) borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).


         With respect to investment limitation (b), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause
(i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         Each Portfolio also will not:

         (a) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         If a percentage restriction for a Portfolio is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction. If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.

         The investment limitations described here and in the SAI are fundamental policies of the Portfolios and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940
Act) of the affected Portfolio. In order to permit the sale of shares in certain states, Glenmede Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should Glenmede Fund determine that any such commitment is no longer in the best interest of Glenmede Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios.

         The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

         At January 30, 1996, the Advisor was the record owner of substantially all of Glenmede Fund's outstanding shares.

DISTRIBUTOR

          Armata Financial Corp. ("Armata"), located at 135 East Baltimore Street, Baltimore, Maryland 21202, serves as Glenmede Fund's distributor. Armata is a subsidiary of Alex. Brown.

CUSTODIAN

         The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.

TRANSFER AGENT

         ICC, located at 135 East Baltimore Street, Baltimore, Maryland 21202, acts as Glenmede Fund's transfer agent.

INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania, serves as independent accountants for the Glenmede Fund and will audit its financial statements annually.

REPORTS

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

COUNSEL

         Drinker Biddle & Reath, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                           BOARD MEMBERS AND OFFICERS

         The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:


          Name and Address                   Age      Principal Occupation During Past Five Years
----------------------------------           ---      -----------------------------------------------------------
H. Franklin Allen, Ph.D.                     39       Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                                    Portfolios; Nippon Life Professor of Finance and Economics;
The Wharton School                                    Professor of Finance and Economics from 1990-1996; Vice Dean
University of Pennsylvania                            and Director of Wharton Doctoral Programs from 1990-1993.
Philadelphia, PA  19104-6367                          He has been employed by The University of
                                                      Pennsylvania since 1985.

Willard S. Boothby, Jr.                      73       Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                                 Portfolios; Director, Penn Engineering & Manufacturing
Wyndmoor, PA  19118                                   Corp.; Former Director of Georgia-Pacific  Corp.;
                                                      formerly Managing Director of Paine Webber, Inc.

John W. Church, Jr.*                         63       Chairman, President and Director of Glenmede Fund;
One Liberty Place                                     Chairman, President and Trustee of The Glenmede
1650 Market Street, Suite 1200                        Portfolios; Senior Vice President and Chief Investment
Philadelphia, PA  19103                               Officer of The Glenmede Trust Company.  He has been
                                                      employed by The Glenmede Trust Company since 1979.

Francis J. Palamara                          69       Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                        Portfolios; Trustee of Gintel Fund and Gintel ERISA Fund;
Phoenix, AZ  85064-4024                               Director of XTRA Corp; Director, Central Tractor, Farm and
                                                      Country, Inc.; Director, XTRA Corporation until 1988
                                                      Executive Vice President--Finance of ARA Services, Inc.

G. Thompson Pew, Jr.*                        53       Director of Glenmede Fund; Trustee of The Glenmede
310 Caversham Road                                    Portfolios; Director of The Glenmede Trust Company;
Bryn Mawr, PA   19010                                 Former Director of Brown & Glenmede Holdings, Inc.; Co.-
                                                      Founder, Director, Principal and Officer of Philadelphia
                                                      Investment Banking Co.; Director and Officer of Valley Forge
                                                      Administrative Services Company.

Mary Ann B. Wirts                            44       Executive Vice President of Glenmede Fund;  Vice
One Liberty Place                                     President and Manager of The Fixed Income Division of The Glenmede
1650 Market Street, Suite 1200                        Trust Company.  She has been employed by The Glenmede
Philadelphia, PA  19103                               Trust Company since 1982.


Sheryl P. Durham, CFA                        37       Vice President of Glenmede Fund; Vice President of The
One Liberty Place                                     Glenmede  Trust Company.  She has been employed by The
1650 Market Street, Suite 1200                        Glenmede Trust Company since 1989.
Philadelphia, PA  19103

Kimberly C. Osborne                          30       Vice President of Glenmede Fund; Assistant Vice President
One Liberty Place                                     of The Glenmede Trust Company.  She has been employed by
1650 Market Street, Suite 1200                        The Glenmede Trust Company since 1993.  From 1992-1993,
Philadelphia, PA  19103                               she was a Client Service Manager with Mutual Funds Service
                                                      Company and from 1987-1992, a Client Administrator with
                                                      The Vanguard Group, Inc.

Michael P. Malloy                             36      Secretary of Glenmede Fund; Partner in the law firm of
Philadelphia National Bank Building                   Drinker Biddle & Reath.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Brian C. Nelson                              36       Assistant Secretary of Glenmede Fund; Vice President,
135 East Baltimore Street                             Alex. Brown, ICC and Armata.
Baltimore, MD 21202

 Joseph A. Finelli                           38       Treasurer of Glenmede Fund.  He has been a Vice President
135 East Baltimore Street                             of Alex. Brown  since September 1995.  Prior thereto, he
Baltimore, MD 21202                                   was Vice President and Treasurer of Delaware Group.

--------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.

         For additional information concerning remuneration of Board members see "Management of the Funds" in the SAI.


         Shareholder inquiries should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                             THE GLENMEDE FUND, INC.

              135 East Baltimore Street, Baltimore, Maryland 21202

                                   Prospectus

                             Dated February 27, 1996

Investment Advisor                            Administrator and Transfer Agent

The Glenmede Trust Company                    Investment Company Capital Corp.
One Liberty Place                             135 East Baltimore Street
1650 Market Street, Suite 1200                Baltimore, Maryland 21202

Philadelphia, PA 19103

                                              Distributor

                                              Armata Financial Corp.
                                              135 East Baltimore Street
                                              Baltimore, Maryland 21202

                                Table of Contents

                                                                            Page
Page

Expenses of the Portfolios...............................................    2
Financial Highlights.....................................................    4
Performance Calculations.................................................    8
Investment Policies and Risk Factors.....................................    8
Common Investment Policies and Risk Factors..............................   12
Purchase of Shares.......................................................   14
Redemption of Shares.....................................................   15
Additional Information on the Purchase and Redemption of
Shares of the International Portfolio ...................................   15
Valuation of Shares......................................................   15
Dividends, Capital Gains Distributions and Taxes.........................   16
Investment Advisor ......................................................   18
Administrative, Transfer Agency and Dividend Paying Services.............   19
Shareholder Servicing Plan...............................................   20
Investment Limitations...................................................   20
General Information......................................................   21
Board Members and Officers...............................................   23

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                             THE GLENMEDE FUND, INC.

                            Government Cash Portfolio
                            Tax-Exempt Cash Portfolio
                        Intermediate Government Portfolio
                      International Fixed Income Portfolio

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

Form N-1A Item Number                                         Location
---------------------                                         --------
Part A                                                        Prospectus Caption
------                                                        ------------------

1.    Cover Page...........................................   Cover Page

2.    Synopsis.............................................   Expenses of the Portfolios

3.    Condensed Financial Information......................   Financial Highlights; Performance
                                                              Calculations

4.    General Description of Registrant....................   Cover Page; Investment
                                                              Policies and Risk Factors;
                                                              Common Investment Policies and Risk
                                                              Factors; Investment Limitations;
                                                              General Information

5.    Management of the Fund...............................   Investment Advisor; Administrative,
                                                              Transfer Agency and Dividend Paying
                                                              Services; Board Members and
                                                              Officers; Purchase of Shares;
                                                              Redemption of Shares; Shareholder
                                                              Servicing Plan

6.    Capital Stock and Other Securities ..................   Purchase of Shares; Redemption of
                                                              Shares; Dividends, Capital Gains
                                                              Distributions and Taxes;
                                                              General Information

7.    Purchase of Securities Being Offered ................   Valuation of Shares; Purchase of
                                                              Shares; Redemption of Shares

8.    Redemption or Repurchase.............................   Purchase of Shares; Redemption of
                                                              Shares

9.    Pending Legal Proceedings............................   Not Applicable

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
               135 East Baltimore Street, Baltimore Maryland 21202
-------------------------------------------------------------------------------
                                 1-800-442-8299
-------------------------------------------------------------------------------

                        Prospectus - February 27, 1996

INVESTMENT OBJECTIVES

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), and The Glenmede Portfolios, a Massachusetts business trust ("Glenmede Portfolios" and collectively with Glenmede Fund, the "Funds"), are no-load, open-end management investment companies. The Funds currently offer 12 series of shares, each of which has different investment objectives and policies. The securities offered hereby are six of these series of shares (known as "Portfolios") of the Funds listed below.

Government Cash Portfolio. The objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity. The Government Cash Portfolio seeks to achieve its objective by investing primarily in short-term money market instruments issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government and by entering into repurchase agreements secured thereby. It is anticipated that the Portfolio will maintain a constant net asset value or price of $1.00 per share, and an average weighted maturity of 90 days or less.

Tax-Exempt Cash Portfolio. The objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity. The Tax-Exempt Cash Portfolio seeks to achieve its objective by investing primarily in short-term, high quality municipal securities ("Municipal Obligations"). It is anticipated that the Portfolio will maintain a constant net asset value or price of $1.00 per share, and an average weighted maturity of 90 days or less.

Intermediate Government Portfolio. The objective of the Intermediate Government Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Intermediate Government Portfolio seeks to achieve its objective by investing primarily in mortgage-backed securities and medium-term fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government. The net asset value of this Portfolio will fluctuate.

Muni Intermediate Portfolio. The objective of the Muni Intermediate Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. The Muni Intermediate Portfolio seeks to achieve its objective by investing primarily in Municipal Obligations. The net asset value of this Portfolio will fluctuate.

New Jersey Muni Portfolio. The objective of the New Jersey Muni Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. The New Jersey Muni Portfolio seeks to achieve its objective by investing primarily in Municipal Obligations. The net asset value of this Portfolio will fluctuate.

International Fixed Income Portfolio. The objective of the International Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The International Fixed Income Portfolio seeks to achieve its objective by investing primarily in non-dollar denominated fixed income securities, such as those issued by foreign governments and governmental agencies and other agencies, enterprises or instrumentalities sponsored by foreign governments. The net asset value of this Portfolio will fluctuate.

         Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

         Shares of the Portfolios are subject to investment risks, including possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any governmental agency or bank. There can be no assurance that the Government Cash or Tax-Exempt Cash Portfolios will be able to maintain a stable net asset value of $1.00 per share.
-------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

         This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Funds has been filed with the Securities and Exchange Commission. Such SAI dated February 27, 1996, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1995 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1995 Annual Report may be obtained, without charge, by writing to the Funds at the address shown above or by calling the Funds at the telephone number shown above.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           EXPENSES OF THE PORTFOLIOS

               Client Fees and Annual Portfolio Operating Expenses

         The following table illustrates the expenses and fees incurred by each Portfolio for the fiscal year ended October 31, 1995, restated to reflect new contractual arrangements.

                                                                                                                  Inter-
                                                          Tax-                                         New       national
                                          Government     Exempt     Intermediate        Muni         Jersey        Fixed
                                             Cash         Cash       Government     Intermediate      Muni        Income
                                           Portfolio    Portfolio     Portfolio       Portfolio     Portfolio    Portfolio
                                           ---------    ---------     ---------       ---------     ---------    ---------
Shareholder Transaction Expenses..........   None         None           None           None          None         None

Maximum Annual Client Fee.................  1.00%+        1.00%+         1.00%+         1.00%+        1.00%+       1.00%+

Annual Portfolio Operating Expenses
  (as a percentage of average net assets)

    Investment Advisory Fees..............     0%            0%             0%             0%            0%           0%
    Administration Fees...................   .07%          .07%           .07%           .07%          .07%         .07%
     Other Expenses......................    .08%          .08%           .04%           .21%          .46%         .16%

Total Annual Portfolio Operating
  Expenses................................   .15%          .15%           .11%           .28%          .53%         .23%

-----------------------------
+ The Portfolios described in this prospectus do not pay any advisory fees to The Glenmede Trust Company, the investment advisor of the Funds (the "Advisor"), or its affiliates ("Affiliates"). However, investors in these Portfolios must be clients of the Advisor or Affiliates. The "Maximum Annual Client Fee" in the above table is the current maximum fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by the Advisor and its Affiliates directly to their clients for such services vary depending on a number of factors, including the particular services provided to the client, but are generally under 1% of the client's assets under management. Investors may also have to pay various fees to others to become clients of the Advisor or an Affiliate. See "Investment Advisor."

         The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in a Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Funds' expenses see "Investment Advisor," "Administrative, Transfer Agency and Dividend Paying Services" and "Board Members and Officers."

         The following example illustrates the estimated Annual Portfolio Operating Expenses that an investor would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. The example does not include fees for fiduciary and investment services which investors pay the Advisor or Affiliates as clients. See "Investment Advisor." As noted in the above table the Funds charge no shareholder transaction expenses of any kind.

                                                  1 Year*      3 Years*       5 Years*         10 Years*
                                                  -------      --------       --------         ---------

     Government Cash Portfolio..................     $ 2         $ 5           $ 9               $19
     Tax-Exempt Cash Portfolio..................     $ 2         $ 5           $ 9               $19
     Intermediate Government Portfolio..........     $ 1         $ 4           $ 6               $14
     Muni Intermediate Portfolio................     $ 3         $ 9           $16               $36
     New Jersey Muni Portfolio..................     $ 5         $17           $30               $68
     International Fixed Income Portfolio.......     $ 2         $ 7           $13               $30

*You would pay the same expenses set forth above on the same investment, assuming no redemptions at the end of the period.

         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         The following tables provide financial highlights of each Portfolio for the respective periods presented and includes data derived from the Funds' Financial Statements included in the Funds' 1995 Annual Report to Shareholders, which Financial Statements and reports thereon of Coopers & Lybrand L.L.P., the Funds' independent accountants, are incorporated by reference in the SAI. The following information should be read in conjunction with such Financial Statements. Glenmede Fund's Financial Statements for the periods ended October 31, 1991, 1990 and 1989 were examined by the Funds' previous independent accountants, Price Waterhouse L.L.P.

                                                              Government Cash Portfolio
                         -----------------------------------------------------------------------------------------------------------
                            Year           Year            Year           Year            Year            Year             Period
                           Ended          Ended           Ended          Ended           Ended           Ended             Ended
                          Oct. 31,       Oct. 31,        Oct. 31,       Oct. 31,        Oct. 31,        Oct. 31,          Oct. 31,
                            1995           1994            1993           1992            1991            1990              1989+
                          --------       --------        --------       --------        --------        --------          --------
Net asset value,
  beginning of year.....       $1.00           $1.00            $1.00          $1.00           $1.00           $1.00        $1.00
                            --------        --------          -------        -------         -------         -------       -------

Net investment                 0.059           0.038            0.031          0.041           0.064           0.081         0.089
  income................

Distributions from
  net investment income.     $(0.059)        $(0.038)         $(0.031)       $(0.041)        $(0.064)        $(0.081)      $(0.089)
                            --------        --------          -------        -------         -------         -------       -------

Net asset value, end
   of year.............        $1.00           $1.00            $1.00          $1.00           $1.00           $1.00         $1.00
                               ====            ====             ====            ====            ====            ====          ====

Total return++..........        5.87%           3.78%            3.18%          4.19%           6.59%           8.41%         9.27%
                               ====            ====             ====            ====            ====            ====          ====

Ratios to average net assets/
  Supplemental data:

  Net assets, end of year
  (in 000's)............    $408,605        $353,405         $247,816       $203,882        $253,260        $217,398      $229,555

  Ratio of operating
   expenses to average
   net assets...........        0.15%           0.11%            0.11%          0.13%           0.13%           0.15%         0.14%*

  Ratio of net
   investment income to
   average net assets...        5.71%           3.82%            3.14%          4.18%           6.45%           8.08%         9.00%*


-----------------
 +  The Portfolio commenced operations on November 7, 1988.
++  Total return represents aggregate total return for the period indicated.
 *  Annualized.


                                                                   Tax-Exempt Cash Portfolio
                          ----------------------------------------------------------------------------------------------------------
                              Year           Year             Year            Year            Year           Year        Period
                             Ended          Ended            Ended           Ended           Ended          Ended         Ended
                            Oct. 31,       Oct. 31,         Oct. 31,        Oct. 31,        Oct. 31,       Oct. 31,      Oct. 31,
                              1995           1994             1993            1992            1991           1990          1989+

Net asset value, beginning
  of year................     $1.00          $1.00             $1.00           $1.00            $1.00          $1.00        $1.00
                              -----          -----             -----           -----            -----          -----        -----

Net investment income....     0.038          0.025             0.023           0.033            0.047          0.057        0.061

Distributions from net
  investment income......   $(0.038)       $(0.025)          $(0.023)        $(0.033)         $(0.047)       $(0.057)     $(0.061)
                              -----          -----             -----           -----            -----          -----        -----

Net asset value,
  end of year............     $1.00          $1.00             $1.00           $1.00            $1.00          $1.00        $1.00
                               ====           ====              ====            ====             ====           ====         ====

Total return++...........      3.76%          2.48%             2.34%           3.30%            4.83%          5.85%        6.27%
                               ====           ====              ====            ====             ====           ====         ====

Ratios to average net assets/
 Supplemental data:

  Net assets, end of year
   (in 000's)              $225,808       $222,985          $106,590        $125,826         $ 81,394       $107,283     $ 69,047

  Ratio of operating
   expenses to average net
   assets................      0.15%          0.13%             0.13%           0.15%            0.16%          0.15%        0.15%*

  Ratio of net investment
   income to average net
   assets................      3.69%          2.52%             2.33%           3.21%            4.78%          5.78%        6.31%*

-----------------
 +  The Portfolio commenced operations on November 10, 1988.
++  Total return represents aggregate total return for the period indicated.
 *  Annualized.


                                                                        Intermediate Government Portfolio
                          ---------------------------------------------------------------------------------------------------------
                            Year           Year            Year             Year            Year            Year            Period
                            Ended          Ended           Ended            Ended           Ended           Ended           Ended
                          Oct. 31,       Oct. 31,        Oct. 31,         Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,
                            1995           1994            1993             1992            1991            1990            1989+
                          --------       --------        --------         --------        --------        --------        --------
Net asset value,
 beginning of year.....   $ 9.89          $10.84          $10.76           $10.61          $10.11          $10.28          $10.00
                          ------          ------          ------           ------          ------          ------          ------

Income from
 investment operations:
et investment income..      0.69            0.64           0.66              0.74            0.87            0.88            0.86
Net realized and
 unrealized gain/(loss)
 on investments........     0.46           (0.96)          0.41              0.22            0.56           (0.07)           0.22
                          ------          ------          ------           ------          ------          ------          ------

Total from investment
  operations...........     1.15           (0.32)          1.07              0.96            1.43            0.81            1.08
                          ------          ------          ------           ------          ------          ------          ------

Less Distributions:
Distribution from net
 investment income.....    (0.68)          (0.63)         (0.67)            (0.70)          (0.93)          (0.89)           (0.80)
Distributions from net
 realized capital gains        -               -          (0.32)            (0.11)              -           (0.09)               -
                          ------          ------          ------           ------          ------          ------          ------
 Total Distributions...    (0.68)          (0.63)         (0.99)            (0.81)          (0.93)           (0.98)          (0.80)
                          ------          ------          ------           ------          ------          ------          ------

Net asset value, end of
  year................    $10.36           $9.89          $10.84           $10.76          $10.61           $10.11          $10.28
                          ======          ======          ======           ======          ======           ======          ======

Total return++.........    12.06%          (3.03)%        10.38%             9.34%          14.75%           8.32%           11.20%
                          ======          ======          =====            ======           =====            ====            =====

Ratios to average
 net assets/Supplemental
 data:
Net assets, end of year
 (in 000's)............ $342,874        $333,797       $581,823          $445,816        $265,963         $207,182        $187,012
Ratio of operating
 expenses to average
 net assets............     0.11%           0.12%**        0.14%**           0.16%           0.16%            0.14%           0.14%*
Ratio of net investment
 income to average net
 assets................     6.67%           6.06%          6.03%             7.03%           8.22%            8.75%           9.07%*
Portfolio turnover rate      228%            165%            83%               39%             91%              94%             29%

-----------------
 +   The Portfolio commenced operations on November 17, 1988.
++   Total return represents aggregate total return for the period indicated.
 *   Annualized.
** The annualized operating expense ratios exclude interest expense. The ratios including interest expense for the years ended October 31, 1994 and October 31, 1993 were 0.14% and 0.16%, respectively.


                                                                                           Muni Intermediate Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Year            Year            Year        Period
                                                                               Ended           Ended           Ended        Ended
                                                                            October 31,     October 31,    October 31,   October 31,
                                                                               1995            1994            1993          1992+
---------------------------------------------------------------------------------------     ----------     ------------  ---------

Net asset value, beginning of year........................................  $  9.74           $ 10.59         $10.00       $10.00
                                                                            -------           -------         ------       ------
Income from investment operations:
   Net investment income..................................................     0.53              0.53           0.44         0.11
   Net realized and unrealized gain/(loss) on investments.................     0.58             (0.85)          0.59        (0.03)
                                                                             ------            ------          ----        ------
     Total from investment operations.....................................     1.11             (0.32)          1.03         0.08
Distributions from net investment income..................................    (0.53)            (0.53)         (0.44)       (0.08)
                                                                             ------            ------         ------       ------
Net asset value, end of period............................................   $10.32             $9.74         $10.59       $10.00
                                                                              =====             =====         ======       ======
Total return++............................................................    11.76%            (3.13)%        10.54%        0.74%
                                                                             ======            ======         ======        =====
Ratios to average net assets/Supplemental data:

Net assets, end of period (in 000's)                                        $18,096           $22,097        $94,803      $42,533
Ratio of operating expenses to average net assets.........................     0.28%             0.25%          0.25%        0.25%*
Ratio of net investment income to average net assets......................     5.23%             4.78%          4.41%        4.22%*
Portfolio turnover rate...................................................       28%               11%            10%           3%

--------------------------
 +   The Portfolio commenced operations on June 5, 1992.
++   Total return represents aggregate return for the period indicated.
 *   Annualized.


                                                                                                     New Jersey Muni Portfolio
                                                                                                  --------------------------------
                                                                                                    Year                  Year
                                                                                                    Ended                Ended
                                                                                                  October 31,          October 31,
                                                                                                     1995                 1994+

Net asset value, beginning of period.....................................................           $ 9.22               $10.00

Income from investment operations:
    Net investment income................................................................             0.41                 0.32
    Net realized and unrealized loss on investments......................................             0.78                (0.82)
                                                                                                      ----                -----
      Total from investment operations...................................................             1.19                (0.50)

Distributions from net investment income.................................................            (0.41)               (0.28)

Net asset value, end of period...........................................................           $10.00                $9.22

Total return++...........................................................................            13.25%               (5.13)%

Ratios to average net assets/Supplemental data:

    Net assets, end of period (in 000's).................................................           $5,932               $4,564
    Ratio of operating expenses to average net assets....................................             0.53%                0.60%
    Ratio of net investment income to average net assets.................................             4.30%                3.60%
    Portfolio turnover rate..............................................................               12%                  65%

--------------
 +  The Portfolio commenced operations on November 1, 1993.
++  Total return represents aggregate total return for the period indicated.

                                                                                            International Fixed Income Portfolio
                                                                                     ----------------------------------------------
                                                                                        Year             Year             Period
                                                                                        Ended            Ended             Ended
                                                                                      October 31,      October 31,       October 31,
                                                                                         1995             1994              1993+
                                                                                      -----------      ----------        --------

Net asset value, beginning of period...........................................         $ 10.25         $ 10.45           $ 10.00
                                                                                        -------         -------           -------

Income from investment operations:

   Net investment income.......................................................            0.66            0.65              0.40
   Net realized and unrealized gain on investments.............................            0.78            0.34              0.59
                                                                                       --------        --------          --------

    Total from investment operations...........................................            1.44            0.99              0.99
                                                                                       --------        --------          --------

Less Distributions:
   Distributions from net investment income                                               (0.61)          (0.66)            (0.45)
   Distributions in excess of net investment income............................               -           (0.46)                -
   Distributions from net realized capital gains...............................           (0.01)          (0.07)            (0.09)
                                                                                        --------        --------          --------

    Total Distributions........................................................           (0.62)          (1.19)            (0.54)
                                                                                          ------          ------            ------

Net asset value, end of period.................................................         $ 11.07         $ 10.25           $ 10.45
                                                                                        =======         =======           =======

Total return++.................................................................           14.41%           9.79%            10.13%
                                                                                       ========        ========           =======

Ratios to average net assets/Supplemental data:
   Net assets, end of period (in 000's)........................................         $26,959         $16,584           $15,801
   Ratio of operating expenses to average net assets                                       0.23%           0.24%             0.24%*
   Ratio of net investment income to average net assets                                    6.50%           5.99%             6.04%*
   Portfolio turnover rate.....................................................              30%             39%               27%

--------------
 + The Portfolio commenced operations on November 2, 1992.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.

                            PERFORMANCE CALCULATIONS

         From time to time, the Government Cash Portfolio and the Tax-Exempt Cash Portfolio (each a "Cash Portfolio," collectively, the "Cash Portfolios") may advertise or quote its "yield" and "effective yield." The "yield" of either of the Cash Portfolios refers to the income generated by an investment in each such Portfolio over a seven-day period (which period will be stated in the advertisement or quote). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in such a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios may also advertise or quote yield data from time to time. The yield of such Portfolios is computed based on the net income of the Portfolio during a 30-day (or one-month) period, which period will be identified in connection with the particular yield quotation. More specifically, each such Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

         The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent yields" may be advertised or quoted from time to time. The tax equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to each such Portfolio's tax-free yield. This is done by increasing each such Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of Federal and/or State income tax at a stated tax rate.

         Each of the Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the particular Portfolio. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gains distributions made by the Portfolio during the period are reinvested in additional Portfolio shares.

         Each of the Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios may compare their total returns, and their yields, to that of other investment companies with similar investment objectives and to bond and other relevant indices such as those compiled by Merrill Lynch, Salomon Brothers, Lehman Brothers or others or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return or the yield of the Intermediate Government, Muni Intermediate, New Jersey Muni or International Fixed Income Portfolios may be compared to data prepared by Lipper Analytical Services, Inc. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Intermediate Government, Muni Intermediate, New Jersey Muni or International Fixed Income Portfolios.

         Performance quotations represent a Portfolio's past performance, and should not be considered as indicative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or an Affiliate to its respective clients will not be included in the Portfolio's calculations of yield, effective yield, tax-equivalent yield or total return. See "Investment Advisor."

                      INVESTMENT POLICIES AND RISK FACTORS

         The investment objective of each Portfolio is not fundamental and may be changed by the particular Funds' Board members without shareholder approval.

GOVERNMENT CASH PORTFOLIO

         The objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity. The Government Cash Portfolio seeks to achieve its objective by investing in short-term U.S. dollar-denominated money market instruments issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government and by entering into repurchase agreements secured thereby. During normal market conditions, the Portfolio will invest at least 65% of its total assets in such instruments.

         The Portfolio may invest in the following securities provided they are "eligible securities," as defined below ("Eligible Securities"), which the Advisor believes presents minimal credit risk at the time of purchase: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (Asian Development Bank, ExportImport Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio's total assets); and (iii) any publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated AAA by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"). The Portfolio will invest in securities maturing within 13 months from the date of purchase, except that securities collateralizing repurchase agreements may bear maturities exceeding 13 months, and the Portfolio may also purchase bonds with longer final maturities if such bonds pursuant to a demand feature provide for an earlier redemption date within 13 months from the date of purchase.

         Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Portfolio. See "Investment Policies -- Intermediate Government Portfolio" for a description of obligations of certain agencies, enterprises and instrumentalities of the U.S. Government. Securities in which the Government Cash Portfolio may invest may not earn as much income as longer term and/or lower quality securities.

         The Government Cash Portfolio will limit its purchases of any one issuer's securities (other than U.S. Government securities) to 5% of the Portfolio's total assets at the time of purchase, except that it may invest more than 5% (but no more than 25%) of its total assets in First Tier Securities (as defined below) of one issuer for a period of up to three business days. The Portfolio will also limit its purchases of Second Tier Securities (Eligible Securities which are not First Tier Securities) of one issuer to the greater of 1% of its total assets or $1 million. Eligible Securities are: (i) securities (or their issuers) rated in one of the two highest rating categories of a nationally recognized statistical rating organization (an "NRSRO"), provided that if they are rated by more than one NRSRO, at least one other NRSRO rates them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase. First Tier Securities are: (i) securities (or issuers) rated in the highest rating category by the only NRSRO rating them; (ii) securities (or their issuers) in the highest rating category of at least two NRSROs, if more than one NRSRO has rated them;

(iii) securities that have no short-term rating, but have been issued by an issuer that has other outstanding short-term obligations that have been rated in accordance with (i) or (ii) above and are comparable in priority and security to such securities; and (iv) certain unrated securities that have been determined to be of comparable quality to such securities.

         For a description of other securities in which the Portfolio may invest, see "Common Investment Policies and Risk Factors."

TAX-EXEMPT CASH PORTFOLIO

         The objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity. The Tax-Exempt Cash Portfolio seeks to achieve its objective by investing primarily in short-term, high quality Municipal Obligations (defined below). Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which, in the opinion of bond counsel or the issuer's counsel, is exempt from regular Federal income tax and does not constitute an item of tax preference for purposes of the Federal alternative minimum tax ("Tax-Exempt Interest"). Glenmede Fund will use its best efforts to not invest any of the Tax-Exempt Cash Portfolio's assets in Municipal Obligations the interest on which constitutes an item of tax preference for purposes of the Federal alternative minimum tax.

         Municipal Obligations in which the Portfolio may invest include the following, provided at the time of purchase they are Eligible Securities which the Advisor believes presents minimal credit risk: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody's; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody's; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody's; variable rate demand notes rated "VMIG-1" by Moody's; and any non-rated tax-exempt, privately placed securities which, in the Advisor's opinion, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody's, respectively.

         The Portfolio will invest in securities maturing within 13 months from the date of purchase, except that securities collateralizing repurchase agreements may bear maturities exceeding 13 months; and the Portfolio may purchase bonds with final maturities exceeding 13 months if such bonds pursuant to a demand feature provide for an earlier redemption date within 13 months from the date of purchase.

         Municipal Obligations. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal Obligations may include variable rate demand notes, provided they are Eligible Securities. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Advisor deems the investment to involve minimal credit risk. The Advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.

         For a further discussion of Municipal Obligations, see the Appendix to the Statement of Additional Information.

         For a description of other securities in which the Portfolio may invest, see "Common Investment Policies and Risk Factors."

INTERMEDIATE GOVERNMENT PORTFOLIO

         The objective of the Intermediate Government Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Intermediate Government Portfolio seeks to achieve its objective by investing primarily in mortgage-backed securities and medium-term fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government. The Portfolio seeks to achieve consistent results over the long-term. While portfolio securities will be traded, the Portfolio is not expected to engage in active trading under normal circumstances. The net asset value of the Portfolio will fluctuate, and it is anticipated that the Portfolio will maintain an average weighted maturity of 3 to 10 years.

         The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated AAA by S&P or Aaa by Moody's; and (iv) mortgage-backed obligations which are privately issued with a rating of at least AA by S&P or Aa by Moody's or which if unrated, are in the Advisor's opinion equivalent in credit quality to either such rating. Any of the above securities may be variable or floating rate. Under normal circumstances, at least 65% of the Intermediate Government Portfolio's total assets will be invested in U.S. government securities and repurchase agreements relating thereto and no more than 35% of the value of its total assets will be invested in the securities described in (ii) and (iv) of the first sentence of this paragraph.

         Mortgage-Backed Obligations. Mortgage-backed obligations represent an ownership interest in a pool of residential mortgage loans, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         One such type of mortgage-backed obligation in which the Portfolio may invest is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate; the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of obligation is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Another type is a privately issued obligation with a rating of at least AA by S&P or Aa by Moody's or which if unrated, is in the Advisor's opinion equivalent in credit quality to either such rating. Mortgage-backed obligations issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Mortgage-backed obligations are characterized by monthly payments to the security holder, reflecting the monthly payments, net of certain fees, made by the mortgagors of the underlying mortgage loans. The payments to the security holders (such as the Portfolio), similar to the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time (such as thirty years) the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Therefore, in times of declining interest rates, some of the Portfolio's higher yielding securities might be repaid and thereby converted to cash and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Interest received by the Portfolio will, however, be distributed to shareholders in the form of dividends. For a further discussion of mortgage-backed obligations, see the Appendix to the Statement of Additional Information.

         Although government-guaranteed or sponsored securities reduce credit risk (the possibility that issuers of bonds will default on payments of interest and principal), the Portfolio's shares are still subject to the risk of market value fluctuations inherent in owning fixed income securities. The market value of securities held by the Intermediate Government Portfolio is expected to vary according to, among other factors, changes in prevailing interest rates and the average weighted maturity of the Portfolio maintained by the Advisor. In general, if interest rates increase from the time a fixed income investment is made, the market value of that investment is likely to decline. Similarly, if interest rates fall from the time a fixed income investment is made, the market value of that investment is likely to increase. Also, in general, for a given change in interest rates, a fixed income investment with a longer maturity is likely to fluctuate more in market value than a comparable investment with a shorter maturity. An investment in the Intermediate Government Portfolio is expected to be subject to such market risks.

         For a description of other securities in which the Intermediate Government Portfolio may invest, see "Common Investment Policies and Risk Factors."

MUNI INTERMEDIATE PORTFOLIO AND NEW JERSEY MUNI PORTFOLIO

         The objective of each of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. To the extent possible, the Muni Intermediate Portfolio seeks to achieve its objective by investing primarily in intermediate and long-term Municipal Obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies, instrumentalities and authorities ("Pennsylvania Municipal Obligations") and the New Jersey Muni Portfolio seeks to achieve its objective by investing primarily in intermediate and long-term Municipal Obligations issued by the State of New Jersey and its political subdivisions, agencies, instrumentalities and authorities ("New Jersey Municipal Obligations"). Municipal Obligations acquired by these Portfolios will be rated at the time of purchase within the three highest ratings assigned by Moody's (i.e., Aaa, Aa, A) or by S&P (AAA, AA,
A) in the case of bonds, rated SP-1 or higher by S&P or MIG-2 or higher by Moody's in the case of notes, rated A-1 or higher by S&P or Prime-1 or higher by Moody's in the case of tax-exempt commercial paper or in unrated securities determined by the Advisor at the time of purchase to be of comparable quality. If a portfolio security is reduced below A by Moody's or S&P, the Advisor will dispose of the security in an orderly fashion as soon as practicable. The Muni Intermediate and New Jersey Muni Portfolios may not be able to achieve as high a level of current income under all market conditions as would be possible if they were permitted to invest in lower quality and longer term securities which, however, generally are less liquid, have greater market risk and are generally subject to more fluctuation of market value. See "Investment Policies--Tax-Exempt Cash Portfolio" for a description of Municipal Obligations and the Appendix to the SAI for a description of Moody's and S&P's ratings.

         To the extent possible, during normal market conditions at least 65% of the net assets of the New Jersey Muni Portfolio will be invested in New Jersey Municipal Obligations. It is anticipated that the New Jersey Portfolio and the Muni Intermediate Portfolio will each maintain an average weighted maturity of three to ten years.

         During normal market conditions: up to 20% of each Portfolio's net assets may be invested in securities which are not Municipal Obligations; and at least 80% of the Portfolio's net assets will be invested in intermediate and long-term Municipal Obligations, the interest on which is Tax-Exempt Interest. Each of the Portfolios may invest up to 20% of its net assets in Municipal Obligations, the interest on which is exempt from regular Federal income tax but is an item of tax preference for purposes of the Federal alternative minimum tax. During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by the Advisor and may also include, without limitation, other debt obligations, such as bank obligations which are also of comparable quality as determined by the Advisor. Each Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         Each Portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. Additionally, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified portfolio with a similar objective.

         Since each of the Muni Intermediate and New Jersey Muni Portfolios will invest primarily in securities issued by issuers located in one state, each of these Portfolios is susceptible to adverse changes in value due to changes in the economic condition and governmental policies of that state and its political subdivisions, agencies, instrumentalities and authorities. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Portfolios is unable to meet its financial obligations, that Portfolio's income, capital, and liquidity may be adversely affected.


         With respect to the Commonwealth of Pennsylvania, although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last three years; as of June 30, 1994, the General Fund had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million as of June 30, 1994.


         The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has shown a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect New Jersey's financial condition. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and its ability to meet its financial obligations. In addition, because New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

         See "Common Investment Policies and Risk Factors" for a description of other investment policies.

INTERNATIONAL FIXED INCOME PORTFOLIO

         The objective of the International Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.
The International Fixed Income Portfolio seeks to achieve its objective by investing primarily in non-dollar denominated fixed income securities. The Portfolio will primarily invest in fixed income securities denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, and other agencies, enterprises or instrumentalities sponsored by foreign governments. The Advisor will seek opportunities for investment return in securities denominated in currencies it believes to be undervalued. The Portfolio is expected to invest in securities in a number of foreign countries, which may include but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Portfolio will invest an aggregate of at least 65% of its total assets in the fixed income securities of at least three countries other than the United States. The net asset value of the Portfolio will fluctuate.

         The Portfolio may invest in the following securities: (i) debt obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions (including any security of an entity which is majority owned by such government, agency, instrumentality or political subdivision) and (ii) debt securities issued or guaranteed by supranational organizations established or supported by more than one national government, including but not limited to, the World Bank, the European Investment Bank, European Union and the Asian Development Bank. The Portfolio may also invest in obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations exclusively (such shares will be purchased within the limits prescribed by the 1940 Act); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and other high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the ECU. The Portfolio invests in high grade debt securities. The Portfolio's investments will consist of securities rated at least AA by S&P or Aa by Moody's, or if unrated, securities which, in the Advisor's opinion, are equivalent in credit quality to securities so rated. The Portfolio may also invest in interest rate swaps, caps and floors. See "Investment Objectives and Policies -- Interest Rate Transactions" in the SAI.

         The International Fixed Income Portfolio may also enter into forward foreign currency exchange contracts only in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. It should be realized that this method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         The International Fixed Income Portfolio may utilize futures contracts, options and options on futures contracts as a hedge against changes resulting from market conditions and exchange rates in the values of the securities held in that Portfolio of which it intends to purchase or if the Portfolio's aggregate initial margins and premiums required in connection with new hedging positions do not exceed 5% of its net asset value. The Portfolio would not utilize futures contracts, options or options on futures contracts unless the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. The International Fixed Income Portfolio may write covered calls (options on securities owned by the Portfolio) and enter into closing purchase transactions with respect to such options. Also, the Portfolio may enter into futures contracts and options on futures contracts only to the extent that not more than 20% of the Portfolio's assets are invested in such instruments. The International Fixed Income Portfolio may engage in futures and options transactions only if it is consistent with its investment objectives and policies.

         Entering into futures contracts and trading options are highly specialized activities which entail greater than ordinary investment risks. To enter into a futures contract, the Portfolio must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Portfolio may use over-the-counter bond options through any dealer or dealer bank which the Advisor determines is creditworthy for outright purchases and sales of securities. To the extent that over-the-counter bond options are determined to be illiquid, the Portfolio will not purchase such options if such purchase will cause the Portfolio's investments in all illiquid securities to exceed 10% of its total assets.

         The risks associated with the use of futures and options include: (i) imperfect correlation between changes in the price of the securities being hedged and the prices of futures and options relating to such securities; (ii) possible lack of a liquid secondary market for a futures contract or option, and the resulting inability to close a futures position which could have an adverse impact on the Portfolio's ability to hedge, and (iii) losses due to unanticipated market movements. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. In contrast, purchasing options entails a risk of a complete loss of the amounts paid as premiums to the writer of the options. In addition, by writing a covered call option, the Portfolio forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Portfolio will not be able to sell the underlying security until the covered call option expires or is exercised or the Portfolio effects a closing purchase transaction by purchasing an option of the same series. For a further discussion of futures contracts and options, see "Investment Objectives and Policies -- Futures Contracts" in the SAI.

         The Portfolio is classified as non-diversified under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. Additionally, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified portfolio with a similar objective.

          Because the Portfolio invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic income funds. Fluctuation in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which the Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Advisor attempts to minimize exchange rate risk through active portfolio management and efforts to identify risk from the Portfolio's holdings. Investors should recognize that investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.

                   COMMON INVESTMENT POLICIES AND RISK FACTORS

         There can be no assurance that any of the Portfolios will achieve its stated investment objective. There are a number of investment policies common to each of the Portfolios.

REPURCHASE AGREEMENTS

         Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, each of the Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International Fixed Income Portfolio would generally enter into repurchase transactions to invest cash reserves.

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided that with respect to the Cash Portfolios, the repurchase agreement itself matures in less than 13 months. The Advisor currently expects that repurchase agreements with respect to the Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios also will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. The Funds' administrator will mark to market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement, and the Portfolios will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board members.

         In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. Default by the seller would also expose a Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.

REVERSE REPURCHASE AGREEMENTS

         The Government Cash and Intermediate Government Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement a Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Government Cash Portfolio and the Intermediate Government Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

         A Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Portfolio will maintain with the custodian a separate account with a segregated portfolio of liquid securities at least equal to its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

         Under normal circumstances each of the Government Cash and Intermediate Government Portfolios will not enter into reverse repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 10% of the value of its total assets to be subject to such agreements.

         The use of reverse repurchase agreements involves certain risks. For example, the other party to the agreement may default on its obligation or become insolvent and unable to deliver the securities to the Portfolio at a time when the value of the securities has increased. Reverse repurchase agreements also involve the risk that a Portfolio may not be able to substantiate its interest in the underlying securities.

BORROWING

         Each Portfolio may purchase securities on a "when issued," "delayed settlement" or "forward delivery" basis, and the Government Cash and Intermediate Government Portfolios may enter into reverse repurchase agreements. As a temporary measure for extraordinary or emergency purposes, a Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes. See "Common Investment Policies--`When Issued,' `Delayed Settlement,' `Forward Delivery Securities' and `Reverse Repurchase Agreements.' "

LENDING OF SECURITIES

         Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.

MUNICIPAL OBLIGATIONS

          The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects, and may invest up to 20% of its total assets in private activity bonds when added together with any taxable investments held by the Portfolio when, in the opinion of the Advisor, the investment is warranted. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the particular Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

"WHEN ISSUED," "DELAYED SETTLEMENT" AND "FORWARD DELIVERY" SECURITIES

         The Portfolios may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. A Portfolio receives no income from "when issued," "delayed settlement" or "forward delivery" securities prior to delivery of such securities.

         A Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

INVESTMENT COMPANY SECURITIES

         In connection with the management of their daily cash positions, the Portfolios may each invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the investing portfolio. Each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES

         No Portfolio will invest more than 10% of its net assets in securities that are illiquid.

ELIGIBLE INSTRUMENTS--GOVERNMENT CASH AND INTERMEDIATE GOVERNMENT PORTFOLIOS

         During periods when federally chartered credit unions beneficially own shares of the Government Cash and Intermediate Government Portfolios, those Portfolios intend to observe limitations imposed under the National Credit Union Administration Rules and Regulations ("NCUA Regulations") governing eligible investments for federally chartered credit unions. Accordingly, during those periods, unless the laws, rules or regulations governing eligible investments for federally chartered credit unions are changed to permit such investments, those Portfolios intend not to invest in, among other investments: Government Trust Certificates; World Bank Obligations; securities of the Asian Development Bank, the Inter-American Development Bank; the International Bank for Reconstruction and Development; obligations of certain U.S. government enterprises and instrumentalities investment in which is not provided for by the Federal Credit Union Act; futures contracts; or options; and intend to observe limitations imposed under NCUA Regulations on investment in certain types of mortgage-related securities. With respect to collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), the Portfolios, in accordance with NCUA Regulations, will not invest in any CMO or REMIC that does not pass the average life, average life sensitivity and price sensitivity tests of the NCUA's "high-risk security" test, unless the purchase is made solely to reduce interest rate risk or the instrument is subject to the next sentence. The average life and average life sensitivity tests do not apply to a floating or adjustable rate CMO or REMIC, irrespective of whether it has been purchased to reduce interest rate risk, if (a) the interest rate is reset at least annually, (b) the interest rate is below the contractual cap of the instrument at the time of purchase or a subsequent testing date, (c) the index upon which the interest rate is based is a widely-used market interest rate index such as the London Interbank Offered Rate and (d) the interest rate of the instrument varies directly (not inversely) with the index upon which it is based and is not reset as a multiple of the change in the index.

         Additionally, during periods when Massachusetts state-chartered credit unions beneficially own shares of the Government Cash or Intermediate Government Portfolios, those Portfolios intend to observe limitations imposed under Massachusetts General Laws regarding eligible investments for Massachusetts state-chartered credit unions. Accordingly, during those periods, unless the laws governing eligible investments for Massachusetts state-chartered credit unions are changed to permit such investments, those Portfolios intend not to invest in obligations of certain U.S. Government agencies, enterprises and instrumentalities such as the Student Loan Marketing Association, the investment in which is not permitted under Massachusetts law.

         Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental, and the particular Funds' Board members may change such policies without shareholder approval.

                             -----------------------

                               PURCHASE OF SHARES

         Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its or an Affiliate's clients ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by the transfer agent. See "Valuation of Shares." The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. Each Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in any of the Funds should contact the Advisor or his or her Institution.

         It is the responsibility of the Advisor to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), the Funds' transfer agent, and deliver required funds to The Chase Manhattan Bank, N.A., Brooklyn, New York, the Funds' custodian, on a timely basis. Shares purchased in the Cash Portfolios before 12:00 noon (Eastern time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern time) that day.

         Each of the Funds reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

         Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES

         Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor to transmit promptly redemption orders to the transfer agent.

         Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Each of the Funds may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

         If the particular Board determines that it would be detrimental to the best interests of the remaining shareholders of the particular Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

         Each of the Funds reserves the right, upon 30 days' written notice, to redeem an account in any of the Portfolios if the net asset value of the account's shares falls below $100 and is not increased to at least such amount within such 30-day period.

                               VALUATION OF SHARES

         The net asset value of the Portfolios is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities of that Portfolio, by the total outstanding shares of that Portfolio. For the Cash Portfolios, net asset value per share is determined as of 12:00 noon (Eastern time) on each day that the Exchange is open for business (an "Exchange Business Day"). Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). For the Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios, net asset value per share is determined as of the close of regular trading hours of the Exchange on each Exchange Business Day on which the Portfolio receives an order to purchase or redeem its shares. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of each Portfolio.

GOVERNMENT CASH AND TAX-EXEMPT CASH PORTFOLIOS

         For the purpose of calculating each Cash Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The use of amortized cost and the maintenance of each Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each Cash Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Advisor, pursuant to procedures established by the Board, to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.

         The Board has established procedures reasonably designed to stabilize the net asset value per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.

         In the event of a deviation of over 1/2 of 1% between a Cash Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

         The net asset value per share of each Cash Portfolio will ordinarily remain at $1.00, but each Cash Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Cash Portfolios will maintain a constant net asset value per share of $1.00.

INTERMEDIATE GOVERNMENT PORTFOLIO

         Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. Net asset value includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which (i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

         The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

         Municipal Obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that Municipal Obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the administrator to reflect the fair market value of such Municipal Obligations. Municipal Obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the particular Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which (i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

INTERNATIONAL FIXED INCOME PORTFOLIO

         Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price. Securities that are primarily traded on U.S. or foreign exchanges (including securities traded through the National Market System) are valued at the last quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Net asset value includes interest on fixed income securities which is accrued daily.

         In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which
(i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

         The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Portfolios have the following dividend and capital gains policies:

         (a) The Cash Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

         (b) The International Fixed Income Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

         (c) The Intermediate Government, Muni Intermediate and New Jersey Muni Portfolios normally will distribute substantially all of their net investment income to shareholders in the form of monthly dividends.

         If any net capital gains are realized, the Portfolios normally distribute such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes--Federal Taxes--Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

         Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios' "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of the Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios by an investor, although in effect a return of capital, are taxable to the investor.

FEDERAL TAXES

         Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Taxable Portfolios. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a taxable Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income (if any) for such taxable year. In general, a Portfolio's investment company taxable income will be its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gains and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to each Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by a Portfolio are from domestic corporations for the taxable year. It is anticipated that none of the dividends paid by the Government Cash and Intermediate Government Portfolios, and only a small part (if any) of the dividends paid by the International Fixed Income Portfolio will be eligible for the dividends received deduction.

         Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to the shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

         With respect to shares of the Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios, a shareholder considering buying shares of a fund on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon redemption or transfer of shares of the Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

         International Fixed Income Portfolio. It is expected that dividends and certain interest income earned by the International Fixed Income Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income.

         Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See "Additional Information Concerning Taxes" in the SAI.) Distributions of net income may be taxable to investors under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

         If the Portfolio should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by a Portfolio that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. For individuals, the alternative minimum tax rate is 26% for alternative minimum taxable income in excess of an exemption amount and 28% for any amount of alternative minimum taxable income in excess of the exemption amount plus $175,000. For corporations, the alternative minimum tax rate is 20%. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exemptinterest dividends will be taken into account in determining the taxability of such benefits.

         To the extent that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and may also be subject to state and local taxes.

         Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

         The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

         Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

         Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

PENNSYLVANIA TAX CONSIDERATIONS


         Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio, either when received by the Portfolio or when credited or distributed to the shareholders. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Securities"). Shareholders of the Portfolio will not be subject to the Philadelphia School District Net Income Tax imposed on Philadelphia residents on distributions from the Portfolio attributable to interest income from

Pennsylvania Municipal Obligations or Federal Securities held by the Portfolio, either when received by the Portfolio or when credited or distributed to the shareholders.


         For purposes of the Pennsylvania Personal Income Tax and the School District Tax, distributions derived from investments in other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains in respect of such investments will be taxable. Distributions qualifying as capital gain dividends for Federal income tax purposes are not taxable for purposes of the School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to the Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

         Shareholders of the Muni Intermediate Portfolio are not subject to the Pennsylvania personal property tax imposed by many counties in Pennsylvania to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal Securities. In addition, Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Glenmede Fund will be exempt from Pennsylvania Personal Property Taxes.



NEW JERSEY TAX CONSIDERATIONS

         It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investment must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the Fund may represent taxable income.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of Fund shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

         The foregoing is only a summary of certain New Jersey tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

OTHER STATE AND LOCAL TAXES





         Shareholders may also be subject to state and local taxes on distributions from the Funds. A shareholder should consult with his or her tax adviser with respect to the tax status of distributions from the Funds in a particular state and locality.


                               INVESTMENT ADVISOR

         The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At January 30, 1996, the Advisor had over $8 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

         Under Investment Advisory Agreements (the "Investment Advisory Agreements") with the Funds, the Advisor, subject to the control and supervision of the particular Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio's purchase and sales orders.

         The Advisor does not receive any fee from the Funds for its investment services provided to the Portfolios described in this Prospectus. However, shareholders in the Funds who are clients of the Advisor or an Affiliate pay fees which vary depending on the capacity in which the Advisor or the Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

         Mary Ann B. Wirts, Vice President and Manager of the Fixed Income Division of the Advisor, is the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio . Ms. Wirts has been primarily responsible for the management of the Tax-Exempt Cash Portfolio since that Portfolio commenced operations. Ms. Wirts has been employed by the Advisor since 1982.

         Sheryl P. Durham, Vice President and Fixed Income Portfolio Manager of the Advisor, is the portfolio manager primarily responsible for the management of the Government Cash, Intermediate Government and International Fixed Income Portfolios . Ms. Durham has been primarily responsible for the management of those Portfolios since November 1989, November 1989 and August 1993, respectively. Ms. Durham has been employed by the Advisor since 1989.

         Laura LaRosa is the portfolio manager primarily responsible for the management of the Muni Intermediate and New Jersey Muni Portfolios. Ms. LaRosa has been primarily responsible for the management of those Portfolios since November 1994. Prior to her employment with the Advisor, Ms. LaRosa was Vice President of Institutional Sales at Hopper Soliday, Philadelphia from 1986 through October 1994. Ms. LaRosa has been employed by the Advisor since November 1994.

          ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES


         ICC serves as the Funds' administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of the Funds' investments. ICC is a wholly-owned subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"). For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from the Funds equal to .12% of the first $100 million of the combined net assets of the Funds; .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds and
 .03% of the combined net assets of the Funds over $750 million. For the period July 1, 1995 to October 31, 1995, ICC received fees at the rate of .04% (annualized) of the Government Cash Portfolio's average net assets, .04% (annualized) of the Tax-Exempt Cash Portfolio's average net assets, .04% (annualized) of the Intermediate Government Portfolio's average net assets, .04% (annualized) of the Muni Intermediate Portfolio's average net assets, .04% (annualized) of the New Jersey Muni Portfolio's average net assets, .04% (annualized) of the International Fixed Income Portfolio's average net assets. For the period November 1, 1994 to June 30, 1995, the Fund's previous administrator received fees at a rate of .08% (annualized) of the Government Cash Portfolio's average net assets, .09% (annualized) of the Tax-Exempt Cash Portfolio's average net assets, .09% (annualized) of the Intermediate Government Portfolio's average net assets, .09% (annualized) of the Muni Intermediate Portfolio's average net assets, .09% (annualized) of the New Jersey Muni Portfolio's average net assets and .09% (annualized) of the International Fixed Income Portfolio's average net assets.


                           SHAREHOLDER SERVICING PLAN

         The Funds have each adopted a Shareholder Servicing Plan (the "Plan") effective January 1, 1995 under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which will be at an annual rate of .05%, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Annual Portfolio Operating Expenses. The Advisor has entered into an Agreement with each Fund for each Portfolio.

         The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

                             INVESTMENT LIMITATIONS

         Each Portfolio will not:

         (a) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (b) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

         (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in this Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (d) issue senior securities except that a Portfolio may borrow money in accordance with investment limitation (e), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

         (e) borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

         With respect to investment limitation (b), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause
(i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         Each Portfolio, with the exceptions of the Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios, also will not:

         (a) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         Each of the Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal

Revenue Code of 1986, as amended, which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio will limit its investments and at the close of each quarter of the taxable year will not, with respect to 50% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         If a percentage restriction for a Portfolio is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction. If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.

         The investment limitations described here and in the SAI are fundamental policies of the Portfolios and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940
Act) of the affected Portfolio. In order to permit the sale of shares in certain states, each of the Funds may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interest of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios.

         Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. Glenmede Portfolio's Master Trust Agreement authorizes the Glenmede Portfolios' Board to issue an unlimited number of shares of beneficial interest with a $.001 par value. The Glenmede Portfolios' Board has the power to designate one or more series (Sub-Trusts) of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such Sub-Trusts. Currently, the Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate and New Jersey Muni Portfolios.

         The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of Shareholders except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund. To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The Securities and Exchange Commission staff has expressed the view that the use of this combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.

         At January 30, 1996, the Advisor was the record owner of 100% of the outstanding shares of each Portfolio.


DISTRIBUTOR

         Armata Financial Corp. ("Armata"), located at 135 East Baltimore Street, Baltimore, Maryland 21202, serves as the Funds' distributor. Armata is a subsidiary of Alex. Brown.

CUSTODIAN

         The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of the Funds' respective assets.

TRANSFER AGENT

         ICC, located at 135 East Baltimore Street, Baltimore, Maryland 21202, acts as the Funds' transfer agent.

INDEPENDENT ACCOUNTANTS


         Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania, serves as independent accountants for the Fund and will audit its financial statements annually.


REPORTS

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

COUNSEL

         Drinker Biddle & Reath, Philadelphia, Pennsylvania, serves as counsel to the Funds.

                           BOARD MEMBERS AND OFFICERS

         The business and affairs of each Fund are managed under the direction of its Board. The following is a list of the Board members and officers of each Fund and a brief statement of their principal occupations during the past five years:

    Name and Address                         Age           Principal Occupation During Past Five Years
------------------------                     ---   ---------------------------------------------------

H. Franklin Allen, Ph.D.                     39    Director/Trustee of the Funds; Nippon Life Professor of Finance and
Finance Department                                 Economics; Professor of Finance and Economics from 1990-1996;
The Wharton School                                 Vice Dean and Director of Wharton Doctoral
University of Pennsylvania                         Programs from 1990-1993. He has been employed by The
Philadelphia, PA 19104-6367                        University of Pennsylvania since 1985.


Willard S. Boothby, Jr.                      73    Director/Trustee of the Funds; Director, Penn Engineering &
600 East Gravers Lane                              Manufacturing Corp.; Former Director of Georgia-Pacific
Wyndmoor, PA 19118                                 Corp.; formerly Managing Director of PaineWebber, Inc.

John W. Church, Jr.*                         63    Chairman, President and Director/Trustee of the Funds; Senior
One Liberty Place                                  Vice President and Chief Investment Officer of The Glenmede
1650 Market Street, Suite 1200                     Trust Company.  He has been employed by The Glenmede
Philadelphia, PA 19103                             Trust Company since 1979.

Francis J. Palamara                          69    Director/Trustee of the Funds; Trustee of Gintel Fund and
P.O. Box 44024                                     Gintel ERISA Fund;  Director, XTRA Corporation and
Phoenix, AZ 85064-4024                             Central Tractor, Farm and Country, Inc.; Former Executive
                                                   Vice President-- Finance of ARA Services, Inc.

G. Thompson Pew, Jr.*                        53    Director/Trustee of the Funds; Former Director of Brown &
310 Caversham Road                                 Glenmede Holdings, Inc.; Co-Founder, Director, Principal and
Bryn Mawr, PA  19010                               Officer of Philadelphia Investment Banking Co.; Director and
                                                   Officer of Valley Forge Administrative Services Company.

Mary Ann B. Wirts                            44    Executive Vice President of the Funds; Vice President and
One Liberty Place                                  Manager of the Fixed Income Division of The Glenmede Trust
1650 Market Street, Suite 1200                     Company.  She has been employed by The Glenmede Trust
Philadelphia, PA 19103                             Company since 1982.

Sheryl P. Durham, CFA                        37    Vice President of the Funds; Vice President of The Glenmede
One Liberty Place                                  Trust Company and a Fixed Income Portfolio Manager at The
1650 Market Street, Suite 1200                     Glenmede Trust Company since 1989.
Philadelphia, PA 19103

Kimberly C. Osborne                          30    Vice President of the Funds; Assistant Vice President of The
One Liberty Place                                  Glenmede Trust Company.  She has been employed by The
1650 Market Street, Suite 1200                     Glenmede Trust Company since 1993.  From 1992-1993 she
Philadelphia, PA 19103                             was a Client Service Manager with Mutual Funds Service
                                                   Company and from 1987-1992, she was a Client
                                                   Administrator with The Vanguard Group, Inc.

Michael P. Malloy                            36    Secretary of  the Funds; Partner in the law firm of Drinker
Philadelphia National Bank Building                Biddle & Reath.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Brian C. Nelson                              36    Assistant Secretary of  the Funds; Vice President, Alex.
135 East Baltimore Street                          Brown, ICC and Armata.
Baltimore, MD 21202

Joseph A. Finelli                            38    Treasurer of the Funds.  He has been a Vice President of
135 East Baltimore Street                          Alex. Brown  since September 1995.  Prior thereto, he was
Baltimore, MD 21202                                Vice President and Treasurer of Delaware Group.

------------
* Board members Church and Pew are "interested persons" of the Funds as that term is defined in the 1940 Act.

         For additional information concerning remuneration of Board members see "Management of the Funds" in the SAI.

                  --------------------------------------------

         Shareholder inquiries should be addressed to the Funds at the address or telephone number stated on the cover page.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
              135 East Baltimore Street, Baltimore, Maryland 21202

===============================================================================

                                   Prospectus

                             Dated February 27, 1996

Investment Advisor                              Administrator and Transfer Agent

The Glenmede Trust Company                      Investment Company Capital Corp.
One Liberty Place                               135 East Baltimore Street
1650 Market Street, Suite 1200                  Baltimore, Maryland 21202
Philadelphia, PA 19103

                                                Distributor

                                                Armata Financial Corp.
                                                135 East Baltimore Street
                                                Baltimore, Maryland 21202

-------------------------------------------------------------------------------

                                Table of Contents

                                                       Page

Expenses of the Portfolios..................             2
Financial Highlights........................             4
Performance Calculations....................            10
Investment Policies and Risk Factors........            11
Common Investment Policies and
  Risk Factors..............................            17
Purchase of Shares..........................            21
Redemption of Shares........................            21
Valuation of Shares.........................            22
Dividends, Capital Gains Distributions
  and Taxes.................................            23
Investment Advisor..........................            26
Administrative, Transfer Agency and
Dividend Paying Services....................            27
Shareholder Servicing Plan..................            27
Investment Limitations......................            28
General Information.........................            29
Board Members and Officers..................            31

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS

                                 (800) 442-8299

                       STATEMENT OF ADDITIONAL INFORMATION

                               February 27, 1996

         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and collectively with Glenmede Fund, the "Funds") Prospectuses dated February 27, 1996 (the "Prospectuses"). To obtain any of the Prospectuses, please call the Funds at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.

                                Table of Contents

                                                                           Page

INVESTMENT OBJECTIVES AND POLICIES.......................................    3
PURCHASE OF SHARES.......................................................   13
REDEMPTION OF SHARES.....................................................   13
SHAREHOLDER SERVICES.....................................................   13
PORTFOLIO TURNOVER.......................................................   14
INVESTMENT LIMITATIONS...................................................   14
MANAGEMENT OF THE FUNDS..................................................   18
INVESTMENT ADVISORY AND OTHER SERVICES...................................   19
DISTRIBUTOR..............................................................   21
PORTFOLIO TRANSACTIONS...................................................   22
ADDITIONAL INFORMATION CONCERNING TAXES..................................   23
PERFORMANCE CALCULATIONS.................................................   36
GENERAL INFORMATION......................................................   40
FINANCIAL STATEMENTS.....................................................   41
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS........................  A-1

                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies set forth in the Funds' Prospectuses:

         Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

         Futures Contracts

         Even though the following hedging instruments are not currently used by the International Fixed Income Portfolio, this Portfolio may, where appropriate, enter into futures contracts, options, and options on futures contracts for the purpose of hedging. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The International Fixed Income Portfolio expects to earn interest income on its margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in interest rates. The International Fixed Income Portfolio intends to use futures contracts only for hedging purposes.

         Regulations of the CFTC applicable to the International Fixed Income Portfolio require that all of its futures transactions either constitute bona fide hedging transactions or that the Portfolio's aggregate initial margins and premiums required in connection with new hedging positions do not exceed 5% of its net asset value. The International Fixed Income Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

         Although techniques other than the sale and purchase of futures contracts could be used to control the International Fixed Income Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. The International Fixed Income Portfolio would incur commission expenses in both opening and closing out futures positions.

         Restrictions on the Use of Futures Contracts. The International Fixed Income Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of the Portfolio's initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the International Fixed Income Portfolio will not enter into futures contracts to the extent that the Portfolio's outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

         Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the International Fixed Income Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the International Fixed Income Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the International Fixed Income Portfolio's ability to effectively hedge.

         The International Fixed Income Portfolio will attempt to minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. There can be no assurance, however, that a liquid secondary market will exist for a particular futures contract at any given time.

         Successful use of futures by the International Fixed Income Portfolio also is subject to the Advisor's ability to predict correctly movements in the direction of the market. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the International Fixed Income Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The International Fixed Income Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by the International Fixed Income Portfolio involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the International Fixed Income Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the International Fixed Income Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Forward Foreign Exchange Contracts

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         Options

         Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. Over-the-counter options are considered illiquid. The International Fixed Income Portfolio may enter into options only if not more than 5% of the Portfolio's assets are required as premiums.

         Fixed Income Options

         Call and Put Options. The International Fixed Income Portfolio will write call options and put options on a covered or secured basis only, and will not engage in option writing strategies for speculative purposes. The Portfolio may write covered call options and secured put options from time to time on such portion of its portfolio, without limit, as the Advisor determines is appropriate in seeking to obtain the Portfolio's investment objective. The Portfolio may also purchase call options and invest up to 20% of its total assets in the purchase of put options if, at the time of such purchase, the Portfolio owns the security covered by such put option.

         Covered Call Writing. A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security at the stated exercise price during the option period. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         The International Fixed Income Portfolio will write call options only on a covered basis, which means that the Portfolio owns or has the right to acquire the underlying security subject to a call option at all times during the option period. Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to or above the market value of the underlying security at the time the option is written.

         During the option period, a covered call option writer may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice.

         Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the International Fixed Income Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. The Portfolio may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction, or upon expiration of an unexercised option, could be offset in whole or in part or exceeded by a decline in the market value of the underlying security. If a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the premium received for the option less the commission paid.

         The value of a call option generally reflects the market price of the underlying security. Other principal factors affecting the value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Secured Put Writing. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The put writer assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. During the option period the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options.

         The International Fixed Income Portfolio will write put options only on a secured basis, which means that the Portfolio will maintain in a segregated account with the custodian cash or securities in an amount not less than the exercise price of the option at all times during the option period. The Portfolio will generally write secured put options when it wishes to purchase the underlying security at a price lower than the current market price of the security. In such event the Portfolio would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

         Purchasing Call Options. The International Fixed Income Portfolio may purchase call options only (i) in a closing purchase transaction as described under "Options -- Fixed Income Options -- Covered Call Writing," (ii) to offset its obligation under an over-the-counter option which it has written, or (iii) to offset the convexity risk of futures contracts. The option purchased in an offsetting transaction could be either a listed or over-the-counter option on the same securities and having the same terms as the outstanding option. An offsetting over-the-counter option generally would be acquired from a dealer or financial institution other than the holder of the over-the-counter option written by the Portfolio. The purchased option would be exercised or closed out prior to or at the same time as the option written.

         Purchasing Put Options. The International Fixed Income Portfolio may invest up to 20% of its total assets in the purchase of put options on securities. At all times during which it holds a put option, the Portfolio is required to own or have the right to acquire the security covered by such option.

         The Portfolio may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The authority to purchase put options allows the Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or part by a change in the market value of the underlying security. If a put option purchased by the Portfolio expired without being sold or exercised, the premium would be lost.

         Options on Interest Rate Futures Contracts. The International Fixed Income Portfolio may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option are included in initial margin deposits. An option on a futures contract gives the purchaser the right, and the writer the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         The Portfolio may use options on futures contracts in connection with hedging strategies. Generally, these strategies are employed in a similar manner and under the same market conditions in which the Portfolio may use put and call options on securities.

         While hedging can provide protection against an adverse movement in interest rates, it can also preclude a hedger's opportunity to benefit from a favorable interest rate movement. In addition, investing in futures contracts and options on futures contracts causes the Portfolio to incur additional brokerage commissions, and may cause an increase in the Portfolio's portfolio turnover rate.

         Miscellaneous. The International Fixed Income Portfolio may write or purchase options which are listed on an exchange as well as option which are traded over-the-counter.

         The Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, which can be closed out only with the other party to the transaction. The Portfolio may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

         Securities Lending.

         Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. The Company may, from time to time, pay negotiated fees in connection with the lending of securities.

         Interest Rate Transactions

         The International Fixed Income Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors transactions. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or a portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps or floors are entered into in good faith for hedging purposes, the Advisor and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap or floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligation, if any.

                               PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the particular Fund.

         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

                              REDEMPTION OF SHARES

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                              SHAREHOLDER SERVICES

         Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                               PORTFOLIO TURNOVER

         The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objectives and policies. The Portfolios' portfolio turnover rates for each of the past fiscal years are set forth under "Financial Highlights" in the Funds' Prospectuses. Changes in the Portfolios' turnover rates were due to market fluctuations and investment opportunities. The Glenmede Fund anticipates a variation in the portfolio turnover rate for the Model Equity Portfolio from that reported for the Portfolio's most recent fiscal year due to the change in how that Portfolio seeks to achieve its investment objective.

                             INVESTMENT LIMITATIONS

         Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (9) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days;

         (10) invest for the purpose of exercising control over management of any company;

         (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         Each Portfolio, with the exception of the Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios, also will not:

         (1) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         Although not a matter of fundamental policy, pursuant to Rule 2a-7 under the 1940 Act, the Government Cash Portfolio will limit its purchases of any one issuer's securities (other than U.S. Government Securities) to 5% of the Portfolio's total assets at the time of purchase, except that it may invest more than 5% (but no more than 25%) of its total assets in First Tier Securities of one issuer for a period of up to three business days.

         Each of the Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company for federal income tax purposes, the Portfolio generally will limit its investments such that at the close of each quarter of the taxable year it will not, with respect to 50% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitation (11), the 1940 Act currently prohibits an investment company from acquiring securities of another investment company if, as a result of the transaction, the acquiring company and any company or companies controlled by it would own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquired company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company. In addition to the advisory fees and other expenses that a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, such Portfolio would bear its "pro rata" portion of the other investment company's advisory fees and other expenses. Therefore, to the extent that a Portfolio is invested in shares of other investment companies, such Portfolio's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the Portfolio.

         As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

         In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

         As stated in the Prospectuses, each of the Funds may make commitments with respect to a Portfolio that are more restrictive than the investment policies and limitations described above and in the Prospectuses in order to permit the sale of a Portfolio's shares in certain states. All these commitments may not appear in the Prospectuses or this SAI. To permit the sale of shares of the Equity, Small Capitalization Equity and International Portfolios in Texas, Glenmede Fund has made commitments that those Portfolios will not invest in oil, gas or mineral leases, or in real estate limited partnership interests that are not readily marketable, and will not lend portfolio securities unless collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders' fees), voting rights, dividend rights, shareholder approval and disclosure, and the loan is within the limitations approved by the SEC. Should Glenmede Fund determine that any of these commitments is no longer in the best interests of the particular Portfolio, it will revoke that commitment by terminating sales of the Portfolio's shares in Texas and giving notice of such action to investors in Texas.

                             MANAGEMENT OF THE FUNDS

         Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Funds'
Prospectuses.

Remuneration of Board Members

         Glenmede Fund pays each Board member, other than Mr. Church, an annual fee of $6,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. Glenmede Portfolios pays each Board member, other than Mr. Church, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Officers of the Funds receive no compensation as officers from the Funds.

         Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 1995.



                                                                                     Pension or
                                               Aggregate        Aggregate            Retirement
                                             Compensation     Compensation            Benefits        Estimated       Total Annual
                                                from             from                  Part of        Benefits        Compensation
      Name of                                  Glenmede         Glenmede              the Funds'      Upon               from the
  Person, Position                             Fund             Portfolios            Expense         Retirement         Funds
------------------------------               ------------     -------------          -----------      -----------   ---------------
Dr. H. Franklin Allen, Ph.D.,                  $12,250          $1,000                 None            None               $13,250
   Director/Trustee

Willard S. Boothby, Jr.,                       $12,250          $  750                 None            None               $13,250
   Director/Trustee

John W. Church, Jr.                             None             None                  None            None               None
  Director/Trustee

Francis J. Palamara,                           $12,250          $1,000                 None            None               $13,250
   Director/Trustee

G. Thompson Pew, Jr.,                          $12,250          $1,000                 None            None               $13,250
   Director/Trustee

                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor, The Glenmede Trust Company, is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 63 shareholders. The Corporation has a nine person Board of Directors which, at January 30, 1996, collectively, owned 98.67% of the Corporation's voting shares and 41.96% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at January 30, 1996 are as follows:


The Glenmede Corporation                  Percent of                Percent of
Board of Directors                       Voting Shares             Total Shares
------------------------                 -------------             ------------
Susan W. Catherwood..................        10.83%                    1.23%
Robert G. Dunlop.....................        10.83%                    5.16%
Thomas W. Langfitt, M.D..............        11.07%                    7.86%
Robert E. McDonald...................        10.83%                    1.16%
J. Howard Pew, II....................        10.83%                    1.45%
J. N. Pew, III.......................        11.07%                    5.66%
J. N. Pew, IV........................        11.07%                    1.44%
R. Anderson Pew......................        11.07%                    6.20%
Ethel Benson Wister..................        11.07%                   11.80%
                                             ======                   ======
                                             98.67%                   41.96%

         As noted in the Prospectus, the Advisor does not receive any fee from the Portfolios for its investment services. However, all shareholders in the Portfolios are clients of the Advisor or an Affiliate and, as clients, pay fees which vary depending on the capacity in which the Advisor or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, the Advisor charges its clients up to 1% on the first $1 million of principal, .60% on the next $1 million of principal, .50% on the next $3 million of principal and .40% on the next $5 million of principal, with a minimum annual fee of $10,000. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.


         Since July 1, 1995, administrative, transfer agency and dividend paying services have been provided to each of the Funds by ICC, pursuant to a Master Services Agreement between each of the Funds and ICC. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectuses for information concerning the substantive provisions of each Master Services Agreement. For the period July 1, 1995 to October 31, 1995, the Funds paid ICC fees of $59,300 for the Government Cash Portfolio, $30,104 for the Tax-Exempt Cash Portfolio, $48,906 for the Intermediate Government Portfolio, $55,781 for the International Portfolio, $11,445 for the Equity Portfolio, $24,932 for the Small Capitalization Equity Portfolio, $4,050 for the International Fixed Income Portfolio, $2,615 for the Model Equity Portfolio, $2,663 for the Muni Intermediate Portfolio and $808 for the New Jersey Muni Portfolio.

         From May 6, 1994 to June 30, 1995, administrative services were provided to each Fund by The Shareholder Services Group, Inc. ("TSSG"), pursuant to Administration Agreements. For the period November 1, 1994 to June 30, 1995, the Funds paid TSSG administrative fees of $238,455 for the Government Cash Portfolio, $126,195 for the Tax-Exempt Cash Portfolio, $193,903 for the Intermediate Government Portfolio, $172,504 for the International Portfolio, $38,056 for the Equity Portfolio, $76,001 for the Small Capitalization Equity Portfolio, $14,249 for the International Fixed Income Portfolio, $11,371 for the Model Equity Portfolio, $11,012 for the Muni Intermediate Portfolio and $2,829 for the New Jersey Muni Portfolio. For the period May 6, 1994 through October 31, 1994, the Funds paid TSSG administrative fees of $138,505 for the Government Cash Portfolio, $96,424 for the Tax-Exempt Cash Portfolio, $166,354 for the Intermediate Government Portfolio, $126,733 for the International Portfolio, $28,783 for the Equity Portfolio, $44,272 for the Small Capitalization Equity Portfolio, $7,491 for the International Fixed Income Portfolio, $9,019 for the Model Equity Portfolio, $13,154 for the Muni Intermediate Portfolio and $1,858 for the New Jersey Muni Portfolio.

         Prior to May 6, 1994, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, served as the Funds' administrator. For the period November 1, 1993 to May 5, 1994, the Funds paid fees to Boston Advisors of $106,343 for the Government Cash Portfolio, $63,862 for the Tax-Exempt Cash Portfolio, $236,483 for the Intermediate Government Portfolio, $108,217 for the International Portfolio, $23,504 for the Equity Portfolio, $35,777 for the Small Capitalization Equity Portfolio, $7,150 for the International Fixed Income Portfolio, $7,061 for the Model Equity Portfolio, $37,283 for the Muni Intermediate Portfolio and $1,378 for the New Jersey Muni Portfolio.

         For the fiscal year ended October 31, 1993, the Funds paid fees to Boston Advisors of $193,797 for the Government Cash Portfolio, $115,854 for the Tax-Exempt Cash Portfolio, $447,870 for the Intermediate Government Portfolio, $176,538 for the International Portfolio, $29,773 for the Equity Portfolio and $48,198 for the Small Capitalization Equity Portfolio and $65,070 for the Muni Intermediate Portfolio, and for the period November 2, 1992 (commencement of operations) to October 31, 1993, $13,347 for the International Fixed Income Portfolio and for the period December 31, 1992 (commencement of operations) to October 31, 1993, $8,588 for the Model Equity Portfolio.


         As described more fully in the Prospectuses, the Advisor provides shareholder support services to their clients who beneficially own shares of the Portfolios pursuant to a Shareholder Servicing Agreement ("Agreement") with each of the Funds. Shareholder servicing fees incurred for the period January 1, 1995 to October 31, 1995 and outstanding payable Shareholder serving fees as of October 31, 1995 for the Government Cash, Tax-Exempt Cash, Intermediate Government , Muni Intermediate, New Jersey Muni, International Fixed Income, Equity, International, Small Capitalization Equity and Model Equity Portfolios were $179,403 and $17,198, $88,295 and $9,547, $137,633 and $14,501, $7,721 and
$794, $2,177 and $255, $11,150 and $1,154, $29,441 and $3,416, $130,533 and
$14,718, $61,932 and $7,416, and $7,699 and $712, respectively.


         Custody services are provided to each Portfolio by The Chase Manhattan Bank, N.A., Brooklyn, New York.

                                   DISTRIBUTOR

         Shares of each Fund are distributed continuously and are offered without a sales load by Armata, pursuant to a Distribution Agreement between each Fund and Armata. Armata receives no fee from the Funds for its distribution services.

         The Funds bear their own expenses incurred in their operations including: taxes; interest; miscellaneous fees (including fees paid to their Board members); Securities and Exchange Commission fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; administration fees; charges of the custodian, dividend agent fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Portfolio also pays for brokerage fees and commissions, if any, in connection with the purchase and sale of its portfolio securities.

                             PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreements authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to a Portfolio and the Advisor's other clients. For the Funds' fiscal year ended October 31, 1995, however, no brokers were selected by the Advisor on the basis of research, statistical and pricing services provided to a Portfolio.


         During the fiscal year ended October 31, 1995, the Equity, International, Small Capitalization Equity and Model Equity Portfolios paid $157,547, $453,721, $343,683 and $165,103 in brokerage commissions, respectively. During the fiscal year ended October 31, 1994, the Equity, International, Small Capitalization Equity and Model Equity Portfolios paid $212,177, $617,512, $180,822 and $212,005 in brokerage commissions, respectively. During the fiscal year ended October 31, 1993, the Equity, International, Small Capitalization Equity and Model Equity Portfolios paid $88,965, $401,382, $102,071 and $115,654 in brokerage commissions, respectively.


         The Government Cash, Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission.

The price of the security, however, usually includes a profit to the dealer.

          Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor.

         Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Advisor. If purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         General. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, each Portfolio must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

         A Portfolio will not be treated as a regulated investment Company under the Code if 30% or more of the Portfolio's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Portfolio's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Portfolio upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the distributing Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         An individual's net capital gains are taxable at a maximum effective rate of 28%. Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in effective marginal rates as high as 39%).

         If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on tax-exempt obligations in the case of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios) would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The percentage of total dividends paid by each Portfolio with respect to any taxable year which qualify as Federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for each Portfolio to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of each Portfolio's assets must consist of exempt-interest obligations. After the close of its taxable year, each Portfolio will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt- interest dividend with respect to such year. However, the aggregate amount of dividends so designated by each Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the particular Portfolio for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

         Interest on indebtedness incurred by a shareholder to purchase or carry such a Portfolio's shares generally is not deductible for Federal income tax purposes if the Portfolio distributes exempt-interest dividends during the shareholder's taxable year.

         While each Portfolio will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Portfolio will be distributed. In general, each Portfolio's investment company taxable income will be its taxable income (including taxable interest received from temporary investments and any net short-term capital gains realized by a Portfolio) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year.

         Federal Taxation of Certain Financial Instruments. Generally, futures contracts held by the International Fixed Income Portfolio at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the International Fixed Income Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the International Fixed Income Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long term and no more than 40% of any net loss may be treated as short term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

         Certain foreign currency contracts entered into by the International or International Fixed Income Portfolios may be subject to the "mark-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the International or International Fixed Income Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         As described more fully above, in order to qualify as a regulated investment company under the Code a Portfolio must derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months. With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the International and International Fixed Income Portfolios may make or enter into will be subject to the special currency rules described above.

Special Considerations Regarding Investment In Pennsylvania
Municipal Obligations.

         The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The population of Pennsylvania experienced a slight increase in the period 1980 through 1990 and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1980 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 50% of the Commonwealth's total population.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.


         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last three years; as of June 30, 1994, the General Fund had a surplus of $892.9 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated, and there was a surplus of $79.2 million as of June 30, 1994.


         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. General obligation debt totaled $5,075.8 million at June 30, 1994. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion and the legislature has yet to consider legislation implementing the judgment; in 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage (no available estimate of potential liability) and (d) Envirotest/Synterra Partners ("Envirotest") has filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million as a result of investments it made in reliance on a contract to conduct emissions testing before the emissions testing program was suspended. Envirotest has entered into a Standstill Agreement with the Commonwealth pursuant to which the parties will attempt to resolve Envirotest's claims (no available estimates of potential liability).

         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the credit-worthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for Fiscal Years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. The City currently is operating under a five year plan approved by the Authority on April 17, 1995, with technical amendments officially incorporated on July 18, 1995. The audited balance of the City's General Fund as of June 30, 1994 was $15.4 million and preliminary unaudited financial statements of June 30, 1995 project a surplus of approximately $59.6 million.

         The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority may continue to issue debt to finance a cash flow deficit until December 31, 1996, and its ability to refund outstanding bonds is unrestricted.


         The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Funds' attention and were available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in New Jersey
Municipal Obligations

         The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the state are repaid from revenues obtained through the state's general taxing authority. An inability to increase taxes may adversely affect the state's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The state oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The state has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the state has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.


         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1992 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of $773 million in public employer contributions to the State and significant ongoing annual savings to the State (ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) a lawsuit filed in the United States District Court in 1990 alleges that the State Department of Human Services has established unreasonably low medicaid payment rates for long-term care facilities; (iv) various hospitals challenged the Commissioner's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991; (v) the 1990 Fair Automobile Insurance Reform Act has been challenged in several State court suits; (vi) the County of Passiac and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (vii) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (viii) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (ix) Waste Management of Pennsylvania, Inc. and an affiliate have filed suit alleging their constitutional rights were violated by the State's issuance of two emergency redirection orders and a draft permit; and
(x) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and sold waste licensure renewal fees.



         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                            PERFORMANCE CALCULATIONS

         The "yield" and "effective yield" of the Government Cash and Tax-Exempt Cash Portfolios (the "Cash Portfolios"), and the "tax- equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the Commission. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Cash Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Cash Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Cash Portfolios' yield and effective yield, do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Cash Portfolios for the seven day period ended October 31, 1995.

                                         Government Cash            Tax-Exempt
                                            Portfolio             Cash Portfolio
                                             10/31/95                10/31/95
                                         ---------------          --------------
7-Day Yield (Net Change
  X 365/7 average net
  asset value)                                 5.80%                   3.87%
7-Day Effective Yield                          5.97%                   3.94%
7-Day Tax-Equivalent Yield                     5.97%                   5.71%*

---------------------------------
* Assumes an effective Federal income tax rate of 31%

         The SEC yield of the Intermediate Government Portfolio, Muni Intermediate Portfolio, New Jersey Muni Portfolio and the International Fixed Income Portfolio for the 30-day period ended October 31, 1995 was 6.47%,
5.07%, 4.29% and 8.96%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                                               6
                                    Yield   =   2 [(   a-b + 1)  - 1]
                                                       ---
                                                       cd

                      Where:  a   =         dividends and interest earned during
                                            the  period.

                              b   =         expenses accrued for the period net
                                            of reimbursements.

                              c   =         the average daily number of shares
                                            outstanding during the period that
                                            were entitled to receive dividends.

                              d   =         maximum offering price per share on
                                            the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Intermediate Government, Muni Intermediate, New Jersey Muni or International Fixed Income Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Intermediate Government, Muni Intermediate, New Jersey Muni and International Fixed Income Portfolios' yields do not reflect any fees charged by the Advisor or an Affiliate to its clients. See "Investment Advisor."

         The Muni Intermediate and New Jersey Muni Portfolios' "tax- equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax- equivalent yield for the Muni Intermediate Portfolio and New Jersey Portfolio for the 30-day period ended October 31, 1995 was 7.26% and 6.14%, respectively (assuming a marginal Federal income tax rate of 31% and marginal Pennsylvania and New
Jersey income tax rates of 2.80 and 5.28%, respectively).

         The Intermediate Government, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni, International Fixed Income and Model Equity Portfolios each compute their respective average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:
                                                              1/n
                                      T     =        [( ERV  )    - 1]
                                                        ---
                                                         P

                           Where:  T        =       average annual total return.

                                     ERV    =        ending redeemable value
                                                     at the end of the period
                                                     covered by the computation
                                                     of a hypothetical $1,000
                                                     payment made at the
                                                     beginning of the period.

                                       P    =        hypothetical initial
                                                     payment of $1,000.

                                       n    =        period covered by the
                                                     computation, expressed in
                                                     terms of years.

         The Intermediate Government, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni, International Fixed Income and Model Equity Portfolios compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                            T   =    [(  ERV  ) - 1]
                                                         ---
                                                          P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Portfolio's average annual total return and aggregate total return do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         Set forth below are the average annual total return figures for the Intermediate Government, Equity, International, Small Capitalization Equity,

Muni Intermediate, International Fixed Income, Model Equity and New Jersey Muni Portfolios since inception and for the one year and five year periods ended October 31, 1995.


                                                                      Small                          International
                          Intermediate                                Capitalization  Muni           Fixed
                          Government     Equity      International    Equity          Intermediate   Income
                          Portfolio      Portfolio   Portfolio        Portfolio       Portfolio      Portfolio
                          ---------      ---------   ---------        ---------       ---------      ---------
1 Year Ended  10/31/95       12.1%          23.8%       4.2%           21.2%            11.8%         14.4%
5 Years Ended 10/31/95        8.5%          16.4%      11.6%             --               N/A           N/A
Inception to  10/31/95        8.9%          10.9%      10.7%           14.8%             5.7%         11.4%

                           Model         New
                           Equity        Jersey Muni
                           Portfolio     Portfolio
                           ---------     ---------
1 Year Ended  10/31/95       16.0%         10.3%
Inception to  10/31/95       13.1%          3.7%

Inception Dates:

Intermediate Government Portfolio............................     11/17/88
Equity Portfolio.............................................     07/20/89
International Portfolio......................................     11/17/88
Small Capitalization Equity Portfolio........................     03/01/91
Muni Intermediate Portfolio..................................     06/05/92
International Fixed Income Portfolio.........................     11/02/92
Model Equity Portfolio.......................................     12/31/92
New Jersey Muni Portfolio....................................     11/01/93

         Set forth below are the aggregate total return figures for the Intermediate Government, Equity, International, Small Capitalization Equity, Muni Intermediate, International Fixed Income, Model Equity and New Jersey Muni Portfolios from inception to October 31, 1995.

Portfolio                         Inception Date         Aggregate Total Return
---------                         --------------         ----------------------
Intermediate Government              11/17/88                   81.28%
Equity                               07/20/89                   92.03%
International                        11/17/88                  102.54%
Small Capitalization Equity          03/01/91                   90.87%
Muni Intermediate                    06/05/92                   20.57%
International Fixed Income           11/02/92                   38.34%
Model Equity                         12/31/92                   41.45%
New Jersey Muni                      11/01/93                    7.44%


                               GENERAL INFORMATION

Dividends and Capital Gains Distributions

         Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). As set forth in the Prospectuses, the Government Cash and the Tax-Exempt Cash Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly; the International Fixed Income, International, Equity, Small Capitalization Equity and Model Equity Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend and the Intermediate Government, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a monthly dividend. If any net capital gains are realized by a Portfolio, that Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

         Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

Certain Record Holders

         As of January 30, 1996, the Advisor held of record 100% of the outstanding shares of each Portfolio other than the International Portfolio. For more information about the Advisor, see "Investment Advisor" in the Prospectus. To the Funds' knowledge, as of January 30, 1996, no person owned, beneficially or of record, 5% or more of the outstanding shares of the International Portfolio. As of January 30, 1996, the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.


                              FINANCIAL STATEMENTS


         The Funds' Financial Statements for the year ended October 31, 1995 and the financial highlights for each of the respective periods presented, appearing in the 1995 Annual Report to Shareholders, and the reports thereon of Coopers & Lybrand L.L.P., the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I.  Description of Bond Ratings

         Excerpts from Moody's description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- judged to be of upper medium quality; factors giving security to principal and interest considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- judged to be of medium quality; lacking outstanding investment characteristics and in fact having speculative characteristics.

         Excerpts from S&P description of its highest bond ratings: AAA -- highest grade obligations; indicates an extremely strong capacity to pay interest and repay principal; AA -- also qualify as high grade obligations; indicates a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- qualifies as upper medium grade obligations; have strong capacity to pay interest and repay principal, although somewhat more susceptible to adverse effects of change in circumstances and economic conditions than higher rated bonds; BBB -- indicates adequate capacity to pay interest and repay principal, although adverse economic conditions are likely to weaken such capacity.

         Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes, other short-term obligations and variable rate demand obligations are as follows: MIG-1/VMIG-1 -- Best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing; MIG-2/VMIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

         Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         Excerpt from S&P rating of municipal note issues: SP-1+ -- overwhelming capacity to pay principal and interest; SP-1 -- very strong or strong capacity to pay principal and interest.

         Description of S&P highest commercial papers ratings: A-1+ - - this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

II.  Description of Mortgage-Backed Securities

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor such as the Government Cash Portfolio and the Intermediate Government Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         About Mortgage-Backed Securities. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. FNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Funds expect that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each of the Government Cash Portfolio and the Intermediate Government Portfolio will, consistent with its investment objective and policies, consider making investments in such new types of securities.

         Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Intermediate Government Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Portfolio is actually invested in VRMs, the Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

         Average Life. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rate, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30 year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

         Returns on Mortgage-Backed Securities. Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios which invest in them. The compounding effect from reinvestments of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

III.  Description of U.S. Government Securities and Certain Other
Securities

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks,

Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         International institutions that issue securities which the Intermediate Government Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

IV.  Description of Municipal Obligations

         Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Tax-Exempt Cash Portfolio may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ or SP-1 by S&P or MIG-1/VMIG-1 by Moody's), project notes, demand notes and tax-exempt commercial paper (rated A-1+ or A-1 by S&P or P-1 by Moody's), and municipal bonds with a remaining effective maturity of 13 months or less (rated AA or better by S&P or Aa or better by Moody's).

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

         The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the Advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

         Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

         From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the

Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

V.  Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Equity, International, Small Capitalization Equity, International Fixed Income and Model Equity Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Equity, International, Small Capitalization Equity, International Fixed Income and Model Equity Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International and International Fixed Income Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolios' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

         Although the Equity, International, Small Capitalization Equity, and Model Equity Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Equity, International, Small Capitalization Equity, International Fixed Income and Model Equity Portfolios.

                             THE GLENMEDE FUND, INC.

                            PART C. OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements

                  Included in Part A:


                           Financial Highlights for the period from commencement of operations to October 31, 1995 for the Government Cash Portfolio, Tax-Exempt Portfolio, Intermediate Government Portfolio, Equity Portfolio, Small Capitalization Portfolio, Model Equity Portfolio, International Fixed Income Portfolio, International Portfolio, Institutional International Portfolio and Emerging Markets Portfolio.


                  Included in Part B:


                           The Audited Financial Statements and related notes thereto as well as the Auditor's report thereon for each of the Equity, Government Cash, Tax-Exempt Cash, Intermediate Government, International, Small Capitalization Equity, Institutional International, Model Equity, International Fixed Income and Emerging Markets Portfolios for the fiscal year or period ended October 31, 1995.

                           All required financial statements are incorporated by reference in Part B hereof. All other financial statements and schedules are inapplicable.

         (b)      Exhibits

         1.       (a)      Amended and Restated Articles of Incorporation of
                           Registrant dated October 12, 1988 is hereby incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 17 to the Registration
                           Statement ("Post-Effective Amendment No. 17").


                  (b) Articles Supplementary dated August 16, 1989 to Amended and Restated Articles of Incorporation is hereby incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 17.

                  (c) Articles Supplementary dated February 28, 1991 to Amended and Restated Articles of Incorporation is hereby incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 17.

                  (d) Articles Supplementary dated March 3, 1992 to Amended and Restated Articles of Incorporation is hereby incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 17.

                  (e) Articles Supplementary dated June 2, 1992 to Amended and Restated Articles of Incorporation is hereby incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 17.

                  (f) Articles Supplementary dated September 30, 1994 to Amended and Restated Articles of Incorporation is hereby incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 17.

                  (g) Articles Supplementary dated December 30, 1994 to Amended and Restated Articles of Incorporation is hereby incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 17.

         2.       By-Laws of Registrant is hereby incorporated by reference to
                  Exhibit 2 to Post-Effective Amendment No. 17.


         3.       Not applicable.

         4.       (a)      Specimen Share Certificate for shares of the
                           Government Cash Portfolio is hereby incorporated by reference to Exhibit 4 to Pre-Effective Amendment
                           No. 2 to the Registration Statement ("Pre-Effective
                           Amendment No. 2").

                  (b) Specimen Share Certificate for shares of the Intermediate Government Portfolio is hereby incorporated by reference to Exhibit 4 to Pre-Effective Amendment No. 2.

                  (c) Specimen Share Certificate for shares of the International Portfolio is hereby incorporated by reference to Exhibit 4 to Pre-Effective Amendment No. 2.

                  (d) Specimen Share Certificate for shares of the Tax-Exempt Cash Portfolio is hereby incorporated by reference to Exhibit 4 to Pre-Effective Amendment No. 2.

                  (e) Specimen Share Certificate for shares of the Equity Portfolio is hereby incorporated by reference to
                           Exhibit 4 to Post-Effective Amendment No. 6 to the Registration Statement ("Post-Effective Amendment No. 6").

                  (f) Specimen Share Certificate for shares of the Small Capitalization Equity Portfolio is hereby incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 6.

                  (g) Specimen Share Certificate for shares of the Institutional International Portfolio is hereby incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 7 to the Registration Statement ("Post-Effective Amendment No. 7").

                  (h) Specimen Share Certificate for shares of the International Fixed Income Portfolio is hereby incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 8 to the Registration Statement.

                  (i) Specimen Share Certificate for shares of the Model Equity Portfolio is hereby incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 9 to the Registration Statement.

                  (j) Form of Specimen Share Certificate for shares of the Emerging Markets Portfolio is hereby incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 12 to the Registration Statement.

         5.       (a)      Investment Advisory Agreement between Registrant and
                           The Glenmede Trust Company dated October 25, 1988 is hereby incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 17.

                  (b) Investment Advisory Agreement between Registrant and The Glenmede Trust Company dated July 31, 1992 is hereby incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 17.

                  (c) Amendment No. 1, dated September 13, 1994, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company is hereby incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 17.


                  (d) Supplement dated November 1, 1992, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company, relating to the International Fixed Income and Model Equity Portfolios is hereby incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 17.

                  (e) Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to Emerging Markets Portfolio dated December 12, 1994 is hereby incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 17.

                  (f) Sub-Investment Advisory Agreement among the Registrant, The Glenmede Trust Company and Pictet International Management Limited relating to the Emerging Markets Portfolio dated December 12, 1994 is hereby incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 17.

         6.       (a)      Distribution Agreement between Registrant and Armata
                           Financial Corp. dated July 1, 1995 is hereby incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 17.

         7.       Not Applicable.


         8.       (a)      Custody Agreement dated December 13, 1994, as amended
                           and restated May 1, 1995 between Registrant and The
                           Chase Manhattan Bank, N.A. is hereby incorporated by reference to Exhibit 8(a) to Post-Effective Amendment
                           No. 17.

                  (b) Amendment dated May 1, 1995 to Custody Agreement between Registrant and The Chase Manhattan Bank, N.A. dated May 1, 1995 is hereby incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 17.

         9.       (a)      Master Services Agreement between Registrant and
                           Investment Company Capital Corp. dated July 1, 1995 is hereby incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 17.

                  (b) Amended and Restated Shareholder Servicing Plan dated December 6, 1995 is hereby incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 17.

                  (c) Amended and Restated Shareholder Servicing Agreement dated December 6, 1995 is hereby incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 17.

         10.      (a)      Opinion of Counsel as to Legality of Securities Being
                           Registered pursuant to Rule 24f-2 as part of Registrant's Rule 24f-2 Notice on Form 24f-2.

         11.      (a)      Consent of Independent Accountants.

         11.      (b)      Consent of Drinker Biddle & Reath.

         12.      Not Applicable

         13.      (a)      Purchase Agreement between Registrant and The
                           Glenmede Trust Company relating to the Institutional
                           International Portfolio is hereby incorporated by reference to Exhibit 13 to Post-Effective Amendment
                           No. 7 to the Registration Statement.


                  (b) Purchase Agreement between Registrant and The Glenmede Trust Company relating to the International Fixed Income Portfolio dated October 21, 1992 is hereby incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 17.


                  (c) Purchase Agreement between Registrant and The Glenmede Trust Company relating to the Model Equity Portfolio is hereby incorporated by reference to
                           Exhibit 13 to Post-Effective Amendment No. 9 to the Registration Statement.


                  (d) Purchase Agreement between Registrant and The Glenmede Trust Company relating to the Emerging Markets Portfolio dated December 12, 1994 is hereby incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 17.


         14.      Not Applicable.

         15.      Not Applicable.

         16.      Not Applicable.

         17.      Financial Data Schedule

         18.      Not applicable.

Item 25.          Persons Controlled by or Under Common Control with Registrant


                  Registrant is not controlled by or under common control with any person.


Item 26.          Number of Holders of Securities


                  As of November 30, 1995, the number of record holders of securities was:


                  Government Cash Portfolio - 1
                  Emerging Markets Portfolio - 1
                  Intermediate Government Portfolio - 1
                  International Fixed Income Portfolio - 1
                  Equity Portfolio - 1
                  Model Equity Portfolio - 1
                  Small Capitalization Portfolio - 1
                  Institutional International Portfolio - 3
                  International Portfolio - 3
                  Tax-Exempt Cash Portfolio - 1

Item 27.          Indemnification

                           Reference is made to Article Ten of the Registrant's
                  Amended and Restated Article of Incorporation herein by reference to Exhibit 1. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28 (a).      Business and Other Connections of Investment Advisor


                  Reference is made to the caption of "Investment Advisor" in the Prospectus and in Part A of this Registration Statement and "Investment Advisory and Other Services" in Part B of this Registration Statement.


                  Listed below are the directors of The Glenmede Corporation:

                  Susan W. Catherwood            Robert E. McDonald          J.N. Pew, IV
                  Robert G. Dunlop               J. Howard Pew, II           R. Anderson Pew
                  Thomas W. Langfitt, M.D.       J.N. Pew, III               Ethel Benson Wister


Item 28 (b).      Business and Other Connections of Sub-Investment Advisor

                  Sub-Investment Advisor - Pictet International Management
                  Limited

                  Pictet International Management Limited (the "Sub-Advisor") is an affiliate of Pictet & Cie (the "Bank"), a Swiss private bank, which was founded in 1805. The Bank manages the accounts for institutional and private clients and is owned by seven partners. The Sub- Advisor, established in 1980, manages the investment needs of clients seeking to invest in the international fixed revenue and equity markets.

                  The list required by this Item 28 of officers and directors of Pictet International Management Limited, together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Pictet International Management Limited pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15143).

Item 29.          Principal Underwriters

                  (a) In addition to The Glenmede Fund, Inc., Armata Financial Corp. ("Armata") currently acts as distributor for The Glenmede Portfolios, Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. Armata is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Armata is a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"). Alex. Brown is a registered broker-dealer and a member of the New York Stock Exchange.

(b)

Name and Principal                Offices with            Offices with
Business Address                  Armata                  Registrant
------------------                -------------           -------------
Jack S. Griswold                  Chairman and            None
                                  Director

F. Barton Harvey, Jr.             Director                None

John M. Prugh                     President and           None
                                  Director

E. Robert Kent                    Director                None

Peter E. Bancroft                 Secretary               None

Timothy M. Gisriel                Treasurer               None

(c) Not Applicable.

Item 30.          Location of Accounts and Records

                  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

                           The Glenmede Trust Company
                           One Liberty Place
                           1650 Market Street, Suite 1200
                           Philadelphia, Pennsylvania 19103
                            (records relating to its function as investment advisor)

                           Pictet International Management Limited
                           Cutlers Garden
                           5 Devonshire Square
                           London, United Kingdom EC2M 4LD
                            (records relating to its function as sub-investment advisor of Emerging Market Portfolio)

                           The Chase Manhattan Bank, N.A.
                           One Chase Manhattan Plaza
                           New York, New York 10081
                            (records relating to its function as custodian)

                           Investment Company Capital Corp.
                           135 East Baltimore Street
                           Baltimore, Maryland 21202
                            (records relating to its functions as administrator, transfer agent and dividend disbursing agent)

                           Armata Financial Corp.
                           135 East Baltimore Street
                           Baltimore, Maryland 21202
                            (records relating to its functions as distributor)

                           Drinker Biddle & Reath
                           Philadelphia National Bank Building
                           1345 Chestnut Street
                           Philadelphia, Pennsylvania  19107-3496

                           (Registrant's minute books)

Item 31.          Management Services

                  Not applicable.

Item 32.          Undertakings.

                  (a) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of directors, and the Registrant will assist in shareholder communications as required by Section 16(c) of the Act.

                  (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, The Glenmede Fund,
Inc. certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 18 to its registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 18 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania on the 27th day of February, 1996.

                                             THE GLENMEDE FUND, INC.


                                             By  /s/ John W. Church, Jr.
                                                 -----------------------------
                                                 John W. Church, Jr.
                                                 Chairman and Chief
                                                 Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 18 to the Registration Statement of The Glenmede Fund, Inc. has been signed by the following persons in the capacities and on the date indicated.

      Signature                     Title                 Date
      ---------                     -----                 ----

/s/ John W. Church, Jr.             Chairman,             February 27, 1996
-----------------------------       Chief Executive
John W. Church, Jr.                 Officer


/s/ H. Franklin Allen, Ph.D.        Director              February 27, 1996
-----------------------------
H. Franklin Allen, Ph.D.


/s/ Willard S. Boothby, Jr.         Director              February 27, 1996
-----------------------------
Willard S. Boothby, Jr.


/s/ Francis J. Palamara             Director              February 27, 1996
-----------------------------
Francis J. Palamara


/s/ G. Thompson Pew, Jr.            Director              February 27, 1996
-----------------------------
G. Thompson Pew, Jr.


/s/ Joseph A. Finelli               Treasurer             February 27, 1996
-----------------------------
Joseph A. Finelli

                                  EXHIBIT INDEX

    Exhibit                                                            Page
    -------                                                            ----
      11(a)    Consent of Coopers & Lybrand L.L.P.

        (b)    Consent of Drinker Biddle & Reath